     As filed with the Securities and Exchange Commission on February 26, 1999

                                        Securities Act registration no. 33-11755
                                Investment Company Act registration no. 811-5022
--------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                     FORM N-1A
--------------------------------------------------------------------------------
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                     Post-Effective Amendment No. 26                       [X]

                                        and

               REGISTRATION STATEMENT UNDER THE INVESTMENT

                          COMPANY ACT OF 1940                              [X]
                            Amendment No. 28                               [X]
--------------------------------------------------------------------------------

                        SKYLINE FUNDS-Registered Trademark-
                                    (Registrant)

            311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606
                          Telephone Number:  312/913-0900
--------------------------------------------------------------------------------

     William M. Dutton                    Janet D. Olsen
     Skyline Funds                        Bell, Boyd & Lloyd
     311 South Wacker Drive, Suite 4500   Three First National Plaza, Suite 3300
     Chicago, Illinois  60606             Chicago, Illinois  60602

                              (Agents for service)
--------------------------------------------------------------------------------

                    Amending Parts A, B and C and filing Exhibits

--------------------------------------------------------------------------------

           It is proposed that this filing will become effective:

                      immediately upon filing pursuant to paragraph (b)
                 ---
                      on _________________ pursuant to paragraph (b)
                 ---
                      60 days after filing pursuant to paragraph (a)(1)
                 ---

                  X   on May 1, 1999  pursuant to paragraph (a)(1)
                 ---
                      75 days after filing pursuant to paragraph (a)(2)
                 ---
                      on ____________ pursuant to paragraph (a)(2) of rule 485
                 ---

--------------------------------------------------------------------------------

SKYLINE FUNDS


SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN


NO LOAD

NO FRONT- OR BACK-END LOADS

NO 12b-1 FEES






















The Securities and Exchange Commission has not approved any Fund's shares as an investment or determined whether this prospectus is accurate or complete.
Any representation to the contrary is a crime.



                                              PROSPECTUS
                                            [MAY 1], 1999

                                TABLE OF CONTENTS
                                                                            Page
SKYLINE SPECIAL EQUITIES PORTFOLIO...........................................1
SKYLINE SMALL CAP VALUE PLUS.................................................2
SKYLINE SMALL CAP CONTRARIAN.................................................3
PRINCIPAL INVESTMENT RISKS...................................................4
ARE THE FUNDS RIGHT FOR YOU..................................................4
FEES AND EXPENSES............................................................4
HOW WE CHOOSE INVESTMENTS....................................................6
         STRATEGIES THAT APPLY TO ALL FUNDS..................................6
         SKYLINE SPECIAL EQUITIES PORTFOLIO..................................7
         SKYLINE SMALL CAP VALUE PLUS........................................8
         SKYLINE SMALL CAP CONTRARIAN........................................9
WHO MANAGES THE FUNDS........................................................9
         THE PORTFOLIO MANAGERS..............................................9
         THE ADVISER........................................................10
RISKS    ...................................................................11
HOW WE MANAGE RISK..........................................................12
TYPES OF SKYLINE FUNDS ACCOUNTS AND  INFORMATION ON PURCHASING SHARES.......13
         TYPES OF SKYLINE FUNDS ACCOUNTS....................................13
         TO OPEN A NEW ACCOUNT WITH THE SKYLINE FUNDS.......................16
         TO ADD TO AN EXISTING ACCOUNT......................................17
         RULES THAT APPLY TO ALL SHARE PURCHASES............................19
         DETERMINING THE SHARE PRICE........................................20
REDEEMING SHARES............................................................21
         RULES THAT APPY TO ALL REDEMPTIONS.................................24
         SIGNATURE GUARANTEES...............................................25
SHAREHOLDER SERVICES........................................................26
         SHAREHOLDER ACCOUNTS...............................................26
         TRANSACTIONAL SERVICES.............................................26
         AUTOMATIC INVESTMENT PLAN..........................................27
         ELECTRONIC SHARE PURCHASES.........................................28
         SYSTEMATIC WITHDRAWAL PLAN.........................................28
         RETIREMENT PLANS...................................................28
DISTRIBUTIONS AND TAXES.....................................................29
         DISTRIBUTION PAYMENT AND REINVESTMENT OPTIONS......................29
         TAXES AND TAX REPORTING............................................29
         BUYING AND SELLING SHARES CLOSE TO A RECORD DATE...................30
SHAREHOLDER INQUIRIES.......................................................30
THE FUNDS SERVICE PROVIDERS.................................................30
FINANCIAL HIGHLIGHTS........................................................30

                      SKYLINE SPECIAL EQUITIES PORTFOLIO*


INVESTMENT OBJECTIVE

   The Fund seeks maximum capital appreciation primarily through investment in common stocks that its investment adviser considers to be undervalued.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects. The Fund invests in stocks that are depressed due to current problems at the company where there is an expectation that the company's operations will improve. The Fund emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $1 billion.

HOW THE FUND HAS PERFORMED

   The following charts show the annual performance of the Fund during the past 10 years, as well as the Fund's average annual total return for the one, five and ten year periods ended December 31, 1998, and since the Fund's inception on April 23, 1987. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results.



   The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.


[GRAPH]

1989     24.0%
1990     -9.3%
1991     47.4%
1992     42.5%
1993     22.9%
1994     -1.2%
1995     13.8%
1996     30.4%
1997     35.4%
1998     -7.2%



   During the 10 years ended December 31, 1998, the Fund's highest and lowest quarterly returns were:

o        Highest quarterly return:  27.80%, during the quarter ended March 31,
         1991
o        Lowest quarterly return:  -23.00%, during the quarter ended
         December 31, 1990


          Average Annual Total Returns for Periods Ended
                    December 31, 1998
----------- ------- ------- ------ -------------
                                       Since
            1 Year    5      10      Inception
             (%)    Years   Years    April 23,
                     (%)     (%)      1987 (%)
----------- ------- ------- ------ -------------
Fund        (7.17)  13.02   18.26      16.17
Russell     (2.55)  11.86   12.92      10.41
2000*
S&P 500*    28.76   24.15   19.22      16.47


* The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America.

------------------

* Skyline Special Equities Portfolio closed on January 30, 1997, to investment by new investors.

                          SKYLINE SMALL CAP VALUE PLUS



INVESTMENT OBJECTIVE

   The Fund seeks maximum capital appreciation primarily through investment in common stocks that its investment adviser considers to be undervalued.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund emphasizes investments in companies that have attractive valuations plus solid growth prospects. These companies often have earnings growth prospects that are superior to the average publicly traded company. The Fund emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $2 billion.

HOW THE FUND HAS PERFORMED

   The following charts show the annual performance of Skyline Small Cap Value Plus since January 1, 1994, as well as the Fund's average annual total return for the one and five year periods ended December 31, 1998 and from inception. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results.





   The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.



[GRAPH]

1994     -1.5%
1995     21.0%
1996     26.6%
1997     26.2%
1998     -6.6%

   Since the Fund's inception on February 9, 1993, the highest and lowest quarterly returns were:

o        Highest quarterly return:  19.28%, in the quarter ended June 30, 1997
o        Lowest quarterly return:  -18.70%, in the quarter ended
         September 30, 1998.


          Average Annual Total Returns for Periods Ended
                    December 31, 1998
------------- ------ ------- --------------
              1      5       Since Inception
              Year   Years     February 9,
               (%)    (%)         1993
                                   (%)
------------- ------ ------- --------------
Fund          (6.66) 12.18       12.05
Russell       (2.55) 11.86       12.41
2000*
S&P 500*      28.76  24.15       21.59


* The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America

                          SKYLINE SMALL CAP CONTRARIAN



INVESTMENT OBJECTIVE

   The Fund seeks maximum capital appreciation primarily through investment in common stocks that its investment adviser considers to be undervalued.

PRINCIPAL INVESTMENT STRATEGIES

   The Fund emphasizes investments in stocks that are out-of-favor in the investment community. It seeks to invest in solid, high quality companies that trade at low valuations, usually because of disappointing financial results which the Fund's investment adviser considers to be short term. Since these stocks have very low valuations, the adviser believes there is great potential for capital appreciation if the company's financial results improve. The Fund emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $2 billion.

HOW THE FUND HAS PERFORMED

   The following charts show Small Cap Contrarian's annual performance since January 1, 1998, as well as the Fund's average annual total return for 1998 and since inception. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results.

   The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.




[GRAPH]

1998    -28.4%


   Since inception on December 15, 1997, the Fund's highest and lowest quarterly returns were:

o        Highest quarterly return:  10.00%, in the quarter ended March 31, 1998
o        Lowest quarterly return:  -29.20%, in the quarter ended
         September 30, 1998



           Average Annual Total Returns for Periods Ended
                     December 31, 1998
----------------- -------- --------------------
                             Since Inception
                  1 Year    December 15, 1997
                    (%)            (%)
----------------- -------- --------------------
Fund               (28.40)               (27.33)
Russell 2000*       (2.55)                 1.21
S&P 500*            28.76                 28.29



* The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America.

                           PRINCIPAL INVESTMENT RISKS

   Your investment in the Funds is subject to market risk - the risk that a particular stock, or stocks in general, may fall in value. If the stocks owned by a Fund fall in value, your investment in that Fund would also fall in value.

   In the short-term, stock prices fluctuate widely in response to company, market or economic news. Compared to large companies, small companies, like those in which the Funds invest, often have a short history of operations or a narrow product line, and may have a hard time raising additional capital when they need it. As a result, the stock prices of small companies tend to move more abruptly than stocks of large companies.

                          ARE THE FUNDS RIGHT FOR YOU?

   The Funds are designed for shareholders who are long-term investors, who can accept more risk and volatility than the general stock market, and who are willing to accept fluctuations in share price.

   The Funds are not appropriate for shareholders who need regular income, have a short-term investment horizon, or who are unwilling to accept fluctuation in share price or possible losses.

                               FEES AND EXPENSES

   The Funds are "no-load" funds. You do not pay any sales charge when you purchase or sell your shares. However, you will indirectly pay various other expenses because the Funds pay fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you invest in shares of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus or Skyline Small Cap Contrarian.



                                         Skyline        Skyline       Skyline Small
                                    Special Equities   Small Cap     Cap Contrarian
                                        Portfolio     Value Plus
-----------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
  (paid directly from your investment)
------------------------------------------------------------------------------------
  Maximum sales charge..................     none          none          none
  Deferred sales charge.................     none          none          none
  Exchange fee..........................     none          none          none
  Redemption fee........................     none          none          none



                                           Skyline        Skyline   Skyline Small
                                      Special Equities   Small Cap  Cap Contrarian
                                          Portfolio     Value Plus
-----------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (deducted from Fund Assets)
------------------------------------------------------------------------------------
  Comprehensive Management Fee
     (including most operating
     expenses)* ............................    1.46%          1.50%         1.50%
  Distribution (12b-1) Fees.................     none          none          none
  Other Expenses............................     .01%           .01%          .34%
                                            -------------------------------------------
  Total Annual Fund Operating Expenses
     - Gross................................    1.47%         1.51%         1.84%
     AFTER CONTRACTUAL EXPENSE REIMBURSEMENT
     Reimbursements.........................      0             0           (.09)%
                                            -------------------------------------------
     Total Annual Fund Operating
     Expenses - Net ........................    1.47%         1.51%         1.75%



* Under the Advisory Agreement, the Adviser pays all of the ordinary operating expenses of the Fund, except the fees and expenses of the Fund's non-interested trustees and organization costs. (See "Who Manages the Funds -- THE ADVISER.")

         The following Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                        SKYLINE               SKYLINE             SKYLINE
                   SPECIAL EQUITIES          SMALL CAP           SMALL CAP
                       PORTFOLIO            VALUE PLUS          CONTRARIAN
--------------------------------------------------------------------------
1 year                $  150                  $  154               $  186
3 years                  465                     477                  576
5 years                  803                     824                  990
10 years               1,757                   1,802                2,148

   THE EXAMPLE IS FOR ILLUSTRATION ONLY. IT IS NOT MEANT TO SUGGEST THE FUNDS' ACTUAL OR EXPECTED COSTS OR EXPENSES, WHICH MAY BE MORE OR LESS THAN THE AMOUNTS SHOWN. THE AMOUNTS IN THE EXAMPLE DO NOT INCLUDE THE EFFECTS OF THE ADVISER'S AGREEMENT TO LIMIT THE EXPENSES OF SMALL CAP CONTRARIAN. GIVING EFFECT TO THAT AGREEMENT, THE AMOUNTS FOR SMALL CAP CONTRARIAN FUND WOULD BE $178, $551, $949, AND $2,062, FOR THE ONE, THREE, FIVE AND TEN-YEAR PERIODS, RESPECTIVELY.

                            HOW WE CHOOSE INVESTMENTS

   STRATEGIES THAT APPLY TO ALL FUNDS
   SKYLINE'S RESEARCH AND BUY/SELL DISCIPLINE

   >SKYLINE'S RESEARCH
   When looking for investment ideas for the Skyline Funds, the Funds' investment adviser, Skyline Asset Management, L.P. (called the "Adviser" in this prospectus), relies on a number of sources, both internal and external. For example, the Adviser meets with hundreds of companies annually, works with more than 100 brokerage firms (including small regional firms), and uses sophisticated computer screens to help focus on companies that meet the Fund's investment criteria.

   The Adviser screens stocks using:

   o valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;
   o a small capitalization range; and
   o a bottom up approach-one stock at a time, without market forecasts.

   Potential stock ideas that pass the initial review stage are researched in-depth by an analyst. For most stocks researched, the Adviser's analysts:

   o review corporate documents;
   o review existing research reports written by third-party sources;
   o prepare a comprehensive income statement model;
   o review industry comparisons; and
   o meet/talk with company's senior management, usually the Chief Financial Officer and/or the Chief Executive Officer.

   If the stock idea still appears to be an attractive investment after that research, the analyst presents it to the Adviser's investment research group for discussion. After the group's review and input, the portfolio manager personally makes the final buy or sell decision for each Fund.

   >SKYLINE'S BUY/SELL DISCIPLINE
   All of our managers have a disciplined sell strategy. On an ongoing basis, the Adviser challenges the assumptions and re-evaluates purchase decisions to ensure that each security provides an attractive risk/return profile. The Funds do not use a "hold" concept, where a stock is included in the portfolio but the portfolio manager is not willing to invest new money in the stock.

   We believe that each holding in the Fund's portfolio should be considered a "buy" at all times. Once the portfolio manager no longer wants to buy the stock, it should be sold and replaced with a better stock. Stocks will be replaced when they achieve sell targets, when the Adviser believes they no longer have strong appreciation potential or when fundamental conditions deteriorate such that the original investment thesis is no longer valid.

   SKYLINE SPECIAL EQUITIES PORTFOLIO*

   Skyline Special Equities Portfolio seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers to be undervalued. Companies in which Skyline Special Equities Portfolio invests generally fall into one of the following three categories:

   1. A company that the Adviser believes will achieve above average growth in earnings, but that is selling at a price/earnings ratio below the average for the overall stock market.

   2. A company that has experienced problems leading to a depressed stock price where the Adviser believes that there is a reasonable likelihood that the company's operations will improve.

   3. A company that does not fall into the above categories, but because of special circumstances appears undervalued and, consequently, offers potential for appreciation.

   Skyline Special Equities Portfolio emphasizes investments in small companies whose outstanding shares have an aggregate market value of


--------
* Skyline Special Equities Portfolio closed on January 30, 1997 to investment by new investors.

less than $1 billion. The Adviser attempts to identify companies that it believes are neglected by the investment community.

   The Fund is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the assets of the Fund will be invested in common stocks. The Fund may, from time to time, take temporary defensive positions that are inconsistent with these principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest in high-quality fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

   SKYLINE SMALL CAP VALUE PLUS

   Skyline Small Cap Value Plus seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers undervalued. Skyline Small Cap Value Plus emphasizes investments in companies that have attractive valuations plus solid growth prospects. These companies often have earnings growth prospects that are superior to the average publicly traded company. In purchasing these stocks, strict attention is also paid to valuation. The Adviser generally favors stocks that trade at relatively low multiples of earnings, sales and/or cash flow.

   Skyline Small Cap Value Plus emphasizes investments in small companies whose outstanding shares have an aggregate market value under $2 billion. The Adviser attempts to identify companies that it believes are neglected by the investment community.

   The Fund is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the assets of the Fund will be invested in common stocks of small capitalization issuers. The Fund may, from time to time, take temporary defensive positions that are inconsistent with these principal investment strategies. When the Adviser believes a temporary defensive position is necessary, the Fund may invest in high-quality fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

   Prior to April 28, 1998, Skyline Small Cap Value Plus was named Skyline Special Equities II.

   SKYLINE SMALL CAP CONTRARIAN

   Skyline Small Cap Contrarian emphasizes investments in stocks that are out-of-favor in the investment community. The Fund seeks to invest in solid, high quality companies that are trading at low valuations, usually because of disappointing financial results which the Adviser considers to be short term. Since these stocks have very low valuations, the Adviser believes there is great potential for capital appreciation if the company's financial results improve. The Fund emphasizes investments in small companies whose outstanding shares have an aggregate market value of less than $2 billion.

   Skyline Small Cap Contrarian is ordinarily substantially fully invested, and under normal market conditions, at least 65% of the Fund's assets will be invested in common stocks of small capitalization issuers.

                              WHO MANAGES THE FUNDS

   THE PORTFOLIO MANAGERS. Each Fund has a portfolio manager who works with a team of the Adviser's investment professionals and analysts. The Funds' portfolio managers make all final investment decisions for the Funds.

  WILLIAM M. DUTTON is portfolio manager of Skyline Special Equities Portfolio. Mr. Dutton is president of Skyline Funds and has been the portfolio manager of Skyline Special Equities Portfolio since its inception in 1987. He is managing partner and chief investment officer of the Adviser. Mr. Dutton has managed small cap portfolios since 1985, including Skyline Growth Fund, L.L.C., a private investment company, and the small cap investment portfolios of a number of prominent institutional clients. In 1992, he was named "Portfolio Manager of the Year" by Morningstar, an independent mutual fund rating service. Mr. Dutton graduated with a Bachelor of Arts degree in English Literature from Princeton University and received a Master's degree in Accounting from the University of Illinois. He is also a Certified Public Accountant. Mr. Dutton has been quoted and featured in a number of well-known investment publications, including FORBES, FORTUNE, and THE WALL STREET JOURNAL, as well as a featured guest on LOUIS RUKEYSER'S WALL STREET WEEK.

   KENNETH S. KAILIN is portfolio manager of Skyline Small Cap Value Plus.
Mr. Kailin is executive vice president of Skyline Funds and has been the portfolio manager of Skyline Small Cap Value Plus since its inception in 1993. He is a partner of the Adviser. Mr. Kailin also manages portfolios that invest in small capitalization stocks for institutional clients. Mr. Kailin joined Skyline's predecessor organization over a decade ago as a security analyst working for Mr. Dutton. In 1990, he became a portfolio manager. Mr. Kailin received his Bachelor of Science degree in Finance from Indiana University and his M.B.A. from the University of Chicago. He is also a Chartered Financial Analyst.

   DAREN C. HEITMAN is portfolio manager of Small Cap Contrarian. Mr. Heitman is a senior vice president of Skyline Funds. With over seven years of experience researching small capitalization companies, Mr. Heitman most recently worked as a small cap securities analyst with Mr. Dutton, portfolio manager of Skyline Special Equities Portfolio. Mr. Heitman joined Skyline's predecessor adviser in 1993 as an analyst in its institutional equity research division. Prior to that, Mr. Heitman worked for The Ohio Company as a research analyst for two years. Mr. Heitman has a B.B.A. in Finance from Iowa State University with a minor in economics. Mr. Heitman is also a Chartered Financial Analyst.

   THE ADVISER. Skyline's investment adviser is Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The Adviser has advised and managed the Skyline Funds since 1995; the partners of the Adviser have been a part of the management of the Skyline Funds since Skyline was organized in 1987. The officers of the Adviser manage the day-to-day operations of the Adviser. The Adviser manages the Funds' investments. In addition, the Adviser provides office space, facilities, equipment, and personnel for managing the assets and administering Skyline's day-to-day operations, and provides shareholder and investor services.

   For its advisory, management, and administrative services, and for the assumption of Skyline's ordinary operating expenses, each Fund pays the Adviser a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million and 1.35% of average daily net assets in excess of $600 million. The Adviser has agreed to limit each Fund's expenses (including the Adviser's fee, trustees' fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses not incurred in the ordinary course of Skyline's operation) to 1.75% of the average daily net assets of Skyline Special Equities Portfolio, 2.00% of the average daily net assets of Skyline Small Cap Value Plus, and 1.75% of the average daily net assets of

Skyline Small Cap Contrarian. Expenses incurred in excess of these limits, if any, will be reimbursed to the Fund by the Adviser. For the most recent fiscal year, the Funds paid the following comprehensive management fees to the Adviser, 1.46% of average net assets for Skyline Special Equities Portfolio, 1.50% of average net assets for Skyline Small Cap Value Plus, and 1.50% of average net assets for Skyline Small Cap Contrarian.

                                      RISKS

   Risk is a part of all equity investing. The biggest risk of investing in any of the Skyline Funds is market risk - the risk that a particular stock or stocks of companies in a particular industry, or stocks of small companies may fall in value. As a result, you may receive little or no return on your investment or may lose part or all of your investment.

   Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more.

   Because the Funds invest in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies, investing in one of the Skyline Funds may involve an above-average degree of risk. Small companies, as compared to large companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and have a smaller public market for their securities.

   Each Fund buys and sells securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the portfolio turnover rate. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than mutual funds that have primary objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. See "Taxes" in this prospectus and "Taxes" in the statement of additional information.

   Like other mutual funds, financial and business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by the Adviser, and other service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                               HOW WE MANAGE RISK

   Each Fund attempts to reduce risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect low valuations, to produce a favorable risk/reward ratio.

   The Funds have adopted certain investment limitations that cannot be changed without shareholder approval and are designed to limit investment risk and maintain portfolio diversification. The Skyline Funds may not have more than:

   o 5% of its total assets in any one issuer, or 10% of the voting securities of that issuer (this restriction doesn't apply to U.S. government securities, and it only applies to 75% of the assets of Small Cap Contrarian); or

   o 25% of its total assets invested in companies in a single industry.

   Each Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, a Fund may invest in high-quality fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Fund from achieving its investment objective.

                       TYPES OF SKYLINE FUNDS ACCOUNTS AND
                        INFORMATION ON PURCHASING SHARES

   You may purchase shares of the Skyline Funds by setting up an account directly with the Funds or through certain broker-dealers or other intermediaries, some of which may charge a transaction fee. Skyline has authorized some intermediaries (called "authorized agents" in this prospectus) to accept purchase orders and redemption requests on Skyline's behalf. In some cases, an authorized agent or another intermediary may not charge any transaction or other fees directly to you, but instead may receive a fee from the Adviser based on the value of Skyline Fund shares purchased through that agent. Any questions about purchasing shares through an intermediary should be directed to the Skyline Funds at (800) 828.2759, or to the agent or intermediary.

   TYPES OF SKYLINE FUNDS ACCOUNTS. You may set up an account directly with Skyline Funds, in any of the following ways.

   INDIVIDUAL/JOINT TENANT
     Individual accounts are owned by one individual. Joint tenant accounts have two or more owners, and provide for rights of survivorship. Both accounts are registered under one tax identification number.

   GIFTS/TRANSFERS TO A MINORS (UGMA/UTMA)
     These custodial accounts provide a way to invest money on behalf of a minor child. An individual may give up to a total of $10,000 a year (including amounts placed in UGMA/UTMA accounts), per child, without paying federal gift tax. The account is registered under the minor's social security number and earnings are taxed at the minor's income level. Depending on state laws, you may set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

   TRUST
     You must establish a trust before investing money on behalf of the trust. The account is registered under the trust's tax identification number.

   BUSINESS/ORGANIZATION
     You may invest money on behalf of a corporation, association, partnership or other group. The Skyline Funds require a corporate resolution or certificate of authorization to redeem shares.

   RETIREMENT ACCOUNTS
     Retirement plans provide individuals with tax-advantaged ways to save for retirement, through contributions, which may be tax deductible, and tax-deferred growth.

     >TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
       Traditional IRAs allow individuals with earned income who are under the age of 70 1/2 to save up to $2000 per tax year for retirement. Contributions may be tax deductible, subject to certain limits, and earnings grow tax-deferred.

     >ROTH IRAS
       Roth IRAs allow individuals with earned income up to $110,000 per year, to save up to $2000 per tax year for retirement. Married couples with annual incomes up to $160,000 can contribute up to $4,000. Contributions to Roth IRAs are not tax-deductible, but withdrawals are not taxable if the Roth IRA has been held at least five years, and you are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase a first home.

     >ROLLOVER IRAS
       Rollover IRAs allow individuals to rollover eligible distributions from an employer-sponsored retirement plan into an IRA.

     >SIMPLE IRAS
       SIMPLE-IRAs allow small business owners or those who are self-employed and their eligible employees to elect to have a portion of their pay withheld on a before-tax basis and saved in a tax-deferred account maintained for the individual employee. The employer is also generally required to make a contribution for each employee who elects to contribute.

     >OTHER RETIREMENT PLANS
       The Skyline Funds may be used as investments in other kinds of retirement plans, including Keogh or corporate profit-sharing and money purchase plans, 403(b) plans, and 401(k) plans. All of these accounts need to be established by the trustee of the plan.

TO OPEN A NEW ACCOUNT WITH THE SKYLINE FUNDS:

BY MAIL

   CHECK

   o Complete and sign a Skyline Funds application. Make your check payable to the name of the Fund you are investing in.

   o Mail your completed application and check to: Skyline Funds, C/O Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to: Skyline Funds, C/O Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

   EXCHANGE

   o Write to Skyline Funds requesting that a new account be established by exchanging assets from an existing account invested in the Skyline Funds. All clients on the account registration must sign the request.

   o The accounts must be registered identically and the dollar amount exchanged must meet the minimum initial investment amount of $1,000.

   o Mail your written request to: Skyline Funds, C/O Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, C/O Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

BY WIRE

   o Call Skyline Funds at (800) 828.2759 for instructions if you want to use a wire transfer to purchase shares of a Fund.

BY TELEPHONE

   TELEPHONE EXCHANGE

   Call Skyline Funds at (800) 828.2759 to establish a new account by exchanging assets from an existing account in the Skyline Funds.

   o To be eligible to use the telephone for exchanging assets, you must have authorized telephone exchange on your original account application and the accounts must be registered identically.

   o The dollar amount exchanged must meet the minimum initial investment of $1,000.

TO ADD TO AN EXISTING ACCOUNT:

BY MAIL

   CHECK

   o Complete the additional investment form provided at the bottom of your account statement or write a note providing your account number and registration. Make your check payable to the Fund you are invested in.

   o Mail to: Skyline Funds, C/O Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to:
     Skyline Funds, C/O Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.

   EXCHANGE

   o Write to the Skyline Funds requesting an exchange of assets from one account to another account in the Skyline Funds. The request must be signed by all clients on the account registration.

   o Your accounts must be registered identically.

   o Mail your written request to: Skyline Funds, C/O Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, C/O Firstar

Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202.


BY WIRE

   o Call Skyline Funds at (800) 828.2759 for instructions if you want to use a wire transfer to purchase shares of a Fund.

BY TELEPHONE

   EXCHANGE

   o Call Skyline Funds at (800) 828.2759 to add to an existing account by exchanging assets from another account invested in the Skyline Funds.

   o To be eligible to use the telephone for exchanging assets, you must have authorized telephone exchange on your original account application and your accounts must be registered identically.

   ELECTRONIC FUNDS PURCHASE

   o Once you have established a Skyline Funds account, electronic funds purchase allows you to purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your bank account at a financial institution that is an Automatic Clearing House member. Simply complete the appropriate section on the account application form and attach a voided check from your bank account. Skyline Funds will complete most electronic purchases within the same business day.

BY SYSTEMATIC INVESTMENT

   AUTOMATIC INVESTMENT PLAN

   o Once you have established a Skyline Funds account, systematic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section on the account application form and attach a voided check from your bank account.

   DIVIDEND PURCHASE PLAN

   o You may use the dividend and capital gain distributions paid by a Fund to buy shares of another Fund (including the Firstar Money Market Funds). The account into which the dividend and capital gain are to be invested must meet the applicable minimum balance, and the account registrations must be identical.

RULES THAT APPLY TO ALL SHARE PURCHASES:

   o You must make all share purchases in U.S. dollars and checks must be drawn on U.S. banks. Skyline does not accept third party checks or credit card checks for any purchase (initial or subsequent share purchases).

   o If your check to purchase a Fund's shares does not clear, you will be responsible for any resulting loss incurred by that Fund. A charge (currently $20) will be assessed for any returned check.

   o If you are going to open a new account by wire, you must fax your application form to the transfer agent before sending the wire. You must also promptly mail the original application form to Skyline Funds c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 (if using regular mail). Skyline will not establish any account services until we receive your completed application.

   o The minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100.

   o You must provide your Social Security or Taxpayer Identification Number on the application form, and certify that it is correct, before we will open an account for you. If you do not provide your correct Social Security or Taxpayer Identification Number, or do not certify it, Skyline Funds may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds to you.

   o We may reject a share purchase if we think accepting it would be harmful to existing shareholders. We believe that frequent purchases and redemptions of a Fund's shares by investors utilizing market-timing strategies can adversely affect the management of the Funds.

     We intend to reject purchase orders from investors we believe are market-timers.

   o Generally, Skyline does not issue share certificates representing shares, although share certificates in full share amounts will be furnished upon your written request. Fractional shares, if any, will be carried on Skyline's books without issuance of certificates.

   DETERMINING THE SHARE PRICE. The purchase price of a Fund's shares is the net asset value per share next computed after receipt by Skyline's transfer agent or authorized agent (from the Distributor or an authorized broker-dealer or directly from you) of your order completed in accordance with the instructions on the account application. Skyline's transfer agent or authorized agent must receive your order before the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m., Central Time) to receive the net asset value calculated on that day.

   The net asset value per share of each Fund is determined by dividing the value of all of its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding. Skyline values each security traded on a national stock exchange or on the NASDAQ National Market at the last sale price or, if there have been no sales on the valuation day, at the most recent bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Skyline values other securities traded over-the-counter at the last reported bid price. Skyline values other assets and securities by methods that Skyline's board of trustees believes will determine a fair value.

   SKYLINE SPECIAL EQUITIES PORTFOLIO IS CLOSED TO NEW INVESTORS. SKYLINE SPECIAL EQUITIES PORTFOLIO CLOSED ON JANUARY 30, 1997, TO INVESTMENT BY NEW INVESTORS. If you owned shares of Skyline Special Equities Portfolio as of January 30, 1997 (called the "Closing Date" in the discussion below), you may continue to add to your existing account(s). You may open a new account if you:

   o owned shares of Special Equities Portfolio as of the Closing Date;

   o are a client of a financial advisor or planner who had $250,000 or more of client assets invested in the Fund as of the Closing Date;

   o are a client, or an affiliate of a client, of the Adviser whose assets are managed by William M. Dutton;

   o are a client of Mesirow Asset Management, Inc., Skyline's former investment adviser, or Mesirow Financial, Inc., Skyline's former distributor;

   o are a trustee of Skyline or a member of a trustee's immediate family, or an employee of the Adviser or a member of an employee's immediate family;

   o are a retirement plan account (including ERISA accounts and IRAs) for an employee of the Adviser or a trustee of Skyline, or a member of their immediate families;

   o a retirement plan sponsored by the Adviser or Affiliated Managers Group, Inc., the general partner of the Adviser, in which the Adviser's employees are eligible to participate;

   o a member of Skyline Growth Fund, L.L.C., a private investment company managed by the Adviser; or

   o are transferring or rolling over into a Skyline Funds IRA assets from an employee benefit plan through which you held shares of the Fund, or investing part or all of the proceeds of a distribution from a plan through which you held shares of the Fund which does not permit transfers or rollovers.

   If you have questions about your eligibility to purchase shares of Skyline Special Equities Portfolio, call the Skyline Funds at (800) 828.2759.

   Purchases of shares of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian are not affected by this restriction.

                                REDEEMING SHARES

   There are several ways to redeem your Fund shares. You may send us a written request, call us (if you have already authorized us to accept telephone instructions), exchange into another Skyline Fund or one of the available money market funds, or participate in our systematic withdraw plan. For your protection, some redemption requests may require a signature guarantee. For further details, please see SIGNATURE GUARANTEE. The redemption process is outlined in the following chart.

BY MAIL

   o To redeem shares by mail, send a written request to Skyline's transfer agent: Skyline Funds, C/O Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, C/O Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, or an authorized agent.

   o All the owners of an account must sign the redemption request. Signatures must appear exactly as they are on the account registration. We will not accept redemption requests received by fax or other electronic means.

BY TELEPHONE

   Call Skyline Funds at (800) 828.2759 to request that we redeem shares from your account by telephone.

   o To be eligible to redeem shares by telephone, you must have authorized telephone redemption on your account application prior to calling the Skyline Funds with your redemption request.

   o You may add the ability to redeem by telephone, if you did not authorize it on your original account application, but you will have to make the request in writing and have your signature(s) guaranteed.

   o To reduce the risk of a fraudulent instruction, we will send your redemption check only to the address or bank/brokerage account as shown on our records. We record all telephone redemption requests.

   o You may not redeem shares held in an IRA account by telephone.

   o During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you will need to make your redemption request in writing.

BY WIRE

   MAIL

   o To redeem shares by mail and have the proceeds sent to your bank or brokerage account by wire transfer, send a written request to Skyline's transfer agent: Skyline Funds, C/O Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201. If you are using an overnight courier, send to Skyline Funds, C/O Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, or an authorized agent.

   o You must provide the name of the bank/broker, name(s) on the account, address and ABA number on your written request. We will deduct the wire fee, currently $12.00, from the proceeds.

   o All the owners of an account must sign the redemption request and have their signatures guaranteed. Signatures must appear exactly as they are on the account registration. We will not accept redemption requests received by fax or other electronic means.

   TELEPHONE

   o Call Skyline Funds at (800) 828.2759 to request that we redeem shares from your account by telephone and send the redemption proceeds by wire transfer to a predetermined bank or brokerage account.

   o To be eligible to redeem shares by telephone and have the proceeds sent to you by wire transfer, you must have authorized telephone redemption by wire transfer on your account registration prior to calling the Skyline Funds with your redemption request.

   o You may add the ability to redeem by telephone, if you did not authorize it on your original account application, but you must make the request in writing and have your signature(s) guaranteed.

   o To reduce the risk of a fraudulent instruction, we will send your redemption proceeds only to the address or bank/brokerage account as shown on our records. We record all telephone redemption requests.

   o You may not redeem shares held in an IRA account by telephone.

   o During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case a redemption request would have to be made in writing.

   RULES THAT APPLY TO ALL REDEMPTIONS:

   o The price you receive for your redeemed shares is the net asset value next determined after Skyline's transfer agent or an authorized agent receives your request. We calculate net asset value as of the time of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m., Central Time). See "Determining the Share Price"

   o Skyline charges no fees for a redemption paid by check, but an authorized agent may charge a fee for this service. Skyline's transfer agent does charge a wire fee, currently $12.00, on redemptions by wire transfer.

   o Skyline Funds will pay all redemption proceeds by check or wire. If specified in the account application, the check will be made payable and sent to a designated financial institution. We will only send a wire to the bank or brokerage account as shown on your original account application, or in a written instruction you have given us with your signature guaranteed. We generally pay wire requests the next business day after we receive your redemption request and we will deduct the cost of the wire transfer (currently $12.00) from the proceeds. We reserve the right to change the wire transfer fee and any similar service fee without prior notice to you. Skyline does not permit wires to third parties other than your designated bank or brokerage account.

   o Skyline Funds may suspend or postpone the right of redemption at times when trading on the New York Stock Exchange is restricted or as otherwise permitted by the Securities and Exchange Commission. If you redeem shares within 15 days after they have been purchased by check, Skyline may delay payment of the redemption proceeds until it can verify that payment for the purchase of the shares has been (or will be) received, which may take up to 15 days from the date of purchase.

   o Skyline Funds reserves the right to redeem shares in any account with a balance less than $750 in share value in the Fund. Prior to any such redemption, Skyline will give shareholders with accounts not meeting the minimum balance requirement 30 days' written notice during which time they may increase their investment to avoid having shares redeemed. We will waive the $750 minimum balance requirement if an account balance drops below $750 due to market activity.

   o If you purchased your shares through an authorized agent or another intermediary, you may also redeem your shares through that intermediary. Contact that intermediary for information about its requirements. An intermediary may charge a fee for its services.

   o If you are making a redemption request on behalf of a corporation, partnership, trust, fiduciary, executor, or administrator, you must send us written evidence of your authority to act.

   o WE WILL NOT MAKE YOUR REDEMPTION CHECK PAYABLE TO ANYONE OTHER THAN YOU (USING THE NAME SHOWN ON THE FUND'S RECORDS), OR YOUR DESIGNATED BANK OR BROKER/DEALER, FOR DEPOSIT TO AN ACCOUNT YOU HAVE AUTHORIZED.

   o The post office will not forward your redemption check if you move. If you have moved, indicate your change of address on your redemption request and have your signature guaranteed.

    SIGNATURE GUARANTEES. A signature guarantee is a way to protect the Funds and their shareholders, by guaranteeing that the person signing a request is really the person he or she claims to be. We try to balance the need to protect the Funds with the inconvenience to you of having to have your signature guaranteed. You must obtain a signature guarantee on a written redemption request if:

   o the redemption check is to be sent to an address other than the address shown on your account,

   o the redemption check is to be sent to a bank or brokerage account not previously authorized in accordance with the instructions on your account,

   o the proceeds of the redemption would be more than $10,000,

   o YOUR ADDRESS OF RECORD HAS CHANGED WITHIN THE LAST 60 DAYS, or

   o you are redeeming shares that have been issued in certificate form.

     Your signature must be guaranteed by a bank, member firm of a national securities exchange, savings and loan association, credit union or other entity authorized by state law to guarantee signatures. A NOTARY PUBLIC CANNOT GUARANTEE A SIGNATURE.

                              SHAREHOLDER SERVICES

   SHAREHOLDER ACCOUNTS. You will receive a quarterly account statement showing transactions in the Fund's shares with a balance denominated in the Fund's shares. You will also receive a confirmation showing each purchase, redemption, dividend reinvestment, and change of shareholder address. For a fee, you may obtain a historical transcript of your account by requesting one in writing from Firstar Mutual Fund Services, LLC. If you transfer ownership of your account, Skyline Funds requires each record owner of the account to provide a signature guarantee. For additional information, please call Skyline Funds at (800) 828.2759.

   TRANSACTIONAL SERVICES.

     EXCHANGE

      Skyline offers an exchange plan among the Funds and two portfolio series of Firstar Funds, Inc.--Money Market Fund and U.S. Government Money Market Fund. Because Skyline Special Equities Portfolio is closed to new investors, you may use the exchange privilege to exchange into that Fund only if you currently are eligible to invest in that Fund. All exchanges are made at the net asset value per share next calculated after the receipt of an exchange request. To be effective on that date, a request to exchange into or out of a Firstar Money Market Fund must be received by the purchase or redemption cutoff time described in the Firstar Money Market Funds' prospectus, a copy of which can be obtained from Skyline at (800) 828.2759.

     You may not use the telephone exchange plan for shares for which certificates have been issued or which have been held for fewer than 15 days. Exchanges by telephone are an automatic privilege unless you notify Skyline on the account application that such authorization has been withheld. Unless authorization is withheld, Skyline will honor exchange requests by telephone at (800) 828.2759. Skyline records all telephone exchange requests. Skyline and its transfer agent will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identify of the caller. You should immediately verify your trade confirmations when you receive them. To reduce the risk of any fraudulent instruction, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account.

     SKYLINE RESERVES THE RIGHT TO TEMPORARILY OR PERMANENTLY TERMINATE, WITH OR WITHOUT ADVANCE NOTICE, THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHO MAKES EXCESSIVE USE OF THE EXCHANGE PRIVILEGE (FOR EXAMPLE, MORE THAN FOUR EXCHANGES PER CALENDAR YEAR).

     Exchanges of shares are taxable events and may result in a gain or loss for federal income tax purposes.

   AUTOMATIC INVESTMENT PLAN. Once you have established a Skyline Funds account, you have the option to start an Automatic Investment Plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account. Simply complete the appropriate section of the account application and attach a voided check from your bank account.

   One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of Fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, but does not assure a profit.

   Because Skyline Special Equities Portfolio is closed to most new investors, you may use the automatic investment plan to invest in Special Equities Portfolio only if you are eligible to invest in that Fund.

   You may terminate your participation in the plan, at any time without penalty, with written notice to Firstar Mutual Fund Services, LLC at least 15 days prior to the next investment date. You can change your bank account information by sending a letter along with a voided check or a withdrawal slip for your new bank account.

   Skyline will waive the minimum subsequent investment amount of $100.00 for automatic investments. Automatic investments may be as low as $50.00 per purchase. Before establishing this plan to make investments in the Firstar Money Market Funds, a shareholder should obtain and read carefully the Firstar Money Market Funds prospectus, a copy of which may be obtained by calling Skyline Funds at (800) 828.2759.

   ELECTRONIC SHARE PURCHASES. Once you have established a Skyline Funds account, you may purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your bank account at a financial institution that is an Automatic Clearing House member. Simply complete the appropriate section on the account application form and attach a voided check from your bank account.

   Skyline will complete most electronic transfers from your banking account to pay for the share purchase within the same business day if you call to place your order by 3:00 p.m., Central Time. Skyline may modify or terminate the ability to purchase shares by phone at any time, or from time to time, without notice to shareholders.

   Skyline and its transfer agent will be liable for losses resulting from unauthorized telephone purchases only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

   SYSTEMATIC WITHDRAWAL PLAN. You may also arrange for us to redeem shares with a specified dollar value on a periodic basis. Payment is sent by check to the record shareholder(s) of the account. To initiate the Systematic Withdrawal Plan, your account must have a share balance of $5,000 or more and the periodic withdrawal must be in an amount of $100 or more. Skyline may modify or terminate the Systematic Withdrawal Plan at any time, or from time to time, without notice to shareholders.

   RETIREMENT PLANS. You may use Skyline Funds as an investment for your Individual Retirement Account ("IRA"), including regular IRAs, SEP-IRAs, SIMPLE-IRAs and Roth IRAs, profit sharing or pension plans, Section 401(k) plans, Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations, and certain other qualified plans. Master IRA plans, information regarding plan administration, fees, and other details are available from the Distributor and authorized broker-dealers. For more information on opening a retirement plan account with the Skyline Funds, please call (800) 828.2759.

                             DISTRIBUTIONS AND TAXES

   DISTRIBUTION PAYMENT AND REINVESTMENT OPTIONS. The Funds automatically reinvest your dividends and distributions in additional Fund shares unless you request otherwise. You may have your dividends paid to you by check, deposited directly into your bank account, or reinvested in Skyline Funds or one of the Firstar Money Market Funds. The Funds expect to declare and pay net investment income dividends and distributions of net realized short- and long-term capital gains, if any, at least annually. Because of the kinds of investments the Funds make, their distributions tend to be more from short-term and long-term gains than from investment income.

   TAXES AND TAX REPORTING. The Funds' distributions are taxed as ordinary income or capital gains. Dividends from a Fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold, and so may qualify as long-term capital gains even if you have held your Fund shares less than 12 months.

   Early in each year, you will receive a statement showing the amount and nature of all dividends and capital gain distributions paid to you during the year. The tax status of your dividends and distributions is not affected by whether you reinvest them or receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale. Shareholders who are not subject to income taxation will not be required to pay tax on amounts distributed to them.

   Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation. Please note that if you do not give us your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

   BUYING AND SELLING SHARES CLOSE TO A RECORD DATE. Any dividends or distributions have the effect of reducing the per share net asset value by the amount of the dividends or distributions. Buying Fund shares shortly before the record date for a dividend is sometimes called "buying the dividend." The entire dividend will be taxable to you, even though a portion of the dividend effectively represents a return of your purchase price.

                              SHAREHOLDER INQUIRIES

   Inquiries should be addressed to Skyline Funds, c/o Firstar Bank Milwaukee, P.O. Box 701, Milwaukee, Wisconsin 53201. Telephone inquiries may be made at
(800)828-2759.

                          THE FUNDS' SERVICE PROVIDERS

   Firstar Mutual Fund Services, LLC is the Funds' transfer agent, shareholder servicing agent and provides accounting services to the Funds and Firstar Bank Milwaukee is the custodian of the Funds' assets. Firstar's address is P.O.
Box 701, Milwaukee, Wisconsin 53201.

                              FINANCIAL HIGHLIGHTS

   The following tables are intended to help you understand each Fund's recent past financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented has been audited and reported on by Ernst & Young LLP, Skyline Funds' independent auditors. The auditors' report and further information about the performance of the Funds is contained in the Funds' Annual Reports and the Statement of Additional Information, which may be obtained from Skyline free of charge.


                       SKYLINE SPECIAL EQUITIES PORTFOLIO



                                                                   YEAR ENDED DECEMBER 31,

                                                     1998         1997         1996      1995(A)      1994
                                                     ----         ----         ----      -------      ----
Net asset value at beginning of year...           $ 21.66      $ 18.16      $ 16.79      $ 15.64    $ 17.83
                                                  -------     --------     --------     --------    -------

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss.............                 (0.11)       (0.07)       (0.04)       (0.06)     (0.08)
   Net realized and unrealized (loss)
     gain on investments...........                 (1.45)        6.46         5.02         2.21      (0.18)
                                                   -------     --------     --------     --------    -------

   Total from Investment Operations...              (1.56)        6.39         4.98         2.15      (0.26)
                                                   -------     --------     --------     --------    -------

   Less distributions from net realized gains
     on investments............                     (0.32)       (2.89)       (3.61)       (1.00)     (1.93)
                                                   -------     --------     --------     --------    -------

Net asset value at end of year....                $ 19.78     $  21.66     $  18.16     $  16.79    $ 15.64
                                                  -------     --------     --------     --------    -------
                                                  -------     --------     --------     --------    -------

TOTAL RETURN...................                    (7.17%)      35.43%       30.37%       13.83%     (1.15%)

RATIOS/SUPPLEMENTAL DATA
   Ratio of expenses to average net
     assets....................                     1.47%        1.48%        1.51%        1.51%      1.49%
   Ratio of net investment loss
     to average net assets.....                    (0.50%)      (0.41%)      (0.32%)      (0.35%)    (0.49%)

Portfolio turnover rate........                       68%          62%         130%          71%        82%
Net assets at end of year (in
   thousands)..................                $  445,024    $ 467,070    $ 219,480    $ 174,899   $ 202,771
                                                  -------     --------     --------     --------    -------
                                                  -------     --------     --------     --------    -------

-----------
See "Notes to Financial Highlights" on page 32.



                          SKYLINE SMALL CAP VALUE PLUS

                                                                    YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------
                                                        1998        1997        1996       1995(A)      1994
Net asset value at beginning of year.....            $ 12.75     $ 11.94     $  11.29     $ 10.14    $  10.79
                                                   ---------   ---------     ---------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (loss) income.....                   (0.06)      (0.03)       (0.02)        0.06       0.02
   Net realized and unrealized
     (loss) gain on investments.....                   (0.79)       3.13         2.94         2.06      (0.19)
                                                    ---------   ---------     ---------    --------   --------
   Total from investment operations....                (0.85)       3.10         2.92         2.12      (0.17)
                                                    ---------   ---------     ---------    --------   --------
LESS DISTRIBUTIONS
   Dividends from net investment income                   --         --         (0.01)       (0.06)     (0.02)
   Dividends from net realized gains on
     investments....................                   (0.11)      (2.29)       (2.26)       (0.91)     (0.46)
   Dividends from return of capital......              (0.01)         --           --           --         --
                                                    ---------   ---------     ---------    --------   --------
TOTAL DISTRIBUTIONS.................                   (0.12)      (2.29)       (2.27)       (0.97)     (0.48)
                                                    ---------   ---------     ---------    --------   --------
Net asset value at end of year......                   11.78     $ 12.75      $ 11.94     $  11.29    $ 10.14
                                                    ---------   ---------     ---------    --------   --------
                                                    ---------   ---------     ---------    --------   --------
TOTAL RETURN........................                  (6.66%)     26.21%        26.60%      20.95%     (1.52%)
RATIOS/SUPPLEMENTAL DATA
   Ratio of expenses to average net assets             1.51%       1.51%         1.53%       1.52%      1.51%
   Ratio of net investment (loss) income
     to average net assets..........                  (0.43%)     (0.30%)       (0.24%)      0.50%      0.22%
     Portfolio turnover rate........                    106%        104%          145%        102%        82%
Net assets at end of year (in thousands)           $ 134,902   $ 165,687     $ 105,333    $ 89,203   $ 99,638
                                                   ---------   ---------     ---------    --------   --------
                                                   ---------   ---------     ---------    --------   --------




                          SKYLINE SMALL CAP CONTRARIAN

                                          YEAR ENDED           DECEMBER 15, 1997(B)
                                       DECEMBER 31, 1998       TO DECEMBER 31, 1997
                                     --------------------     ---------------------

Net asset value at beginning of period  $    10.00                   $    10.00
                                          ----------                 -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss.................         (0.09)                        0.00
    Net realized and unrealized
    loss on investments.............         (2.75)                        0.00
                                          ----------                 -----------
    Total from investment operations...      (2.84)                        0.00
                                          ----------                 -----------
Net asset value at end of period....     $     7.16                  $   10.00
                                          ----------                 -----------
                                          ----------                 -----------
TOTAL RETURN........................       (28.40%)                   0.00%(d)

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets:
      Before expense reimbursement..          1.84%                    1.71%(c)
      After expense reimbursement...          1.75%                    1.71%(c)
    Ratio of net investment
    (loss) to average net assets:
      Before expense reimbursement..        (1.14%)                  (0.29%)(c)
      After expense reimbursement...        (1.05%)                  (0.29%)(c)
    Portfolio turnover rate.........            80%                       0%(c)

Net assets at end of period
    (in thousands)..................     $    5,198                  $   4,753
                                          ----------                 -----------
                                          ----------                 -----------

--------------
NOTES TO FINANCIAL HIGHLIGHTS:
(a) Effective September 1, 1995, Skyline Asset Management, L.P. became the investment adviser to Skyline Special Equities Portfolio and Skyline Small Cap Value Plus.
(b)  Commencement of operations.
(c)  Ratios have been determined on an annualized basis.
(d)  For the period December 15, 1997 through December 31, 1997.

Additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this Prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end. You may obtain free copies of Skyline Funds' annual and semi-annual reports, the Statement of Additional Information, or request any other information and discuss your questions about the Funds by writing or calling:

Skyline Funds
c/o Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 828-2759

In addition, you may obtain this and other information about Skyline Funds directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at HTTP://WWW.SEC.GOV or in person at the SEC's Public Reference Room in Washington D.C. You may also call the SEC at (800) SEC-0330, or send your request and the appropriate duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.




Investment Company Act file number:  811-5022



SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN


      PROSPECTUS
        [MAY 1]    , 1999

----------------------------------------



     311 SOUTH WACKER DRIVE,
     SUITE 4500 CHICAGO, IL 60606
     (800) 828-2759



     SKYLINE FUNDS, THE SKYLINE
     LOGO , AND SKYLINE SPECIAL
     EQUITIES PORTFOLIO ARE
     REGISTERED SERVICE MARKS OF
     AFFILIATED MANAGERS GROUP,
     INC.

                                SKYLINE FUNDS(R)

                       311 South Wacker Drive, Suite 4500
                             Chicago, Illinois 60606
                                 (800) 828-2759

                       STATEMENT OF ADDITIONAL INFORMATION
                                  [MAY 1], 1999

--------------------------------------------------------------------------------

         Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian are each a series of Skyline Funds ("Skyline"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Skyline Funds Prospectus for Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian dated [MAY 1], 1999, and any supplement to that Prospectus. The Funds' Prospectus can be obtained without charge by calling or writing to Skyline.

                                TABLE OF CONTENTS
                                                                           Page

SKYLINE.......................................................................2

SHARES   .....................................................................2

INVESTMENT POLICIES...........................................................3

INVESTMENT RESTRICTIONS.......................................................4

PERFORMANCE INFORMATION.......................................................7

PRINCIPAL SHAREHOLDERS.......................................................10

MANAGEMENT OF SKYLINE........................................................11

INVESTMENT ADVISORY SERVICES.................................................13

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................15

PURCHASE AND REDEMPTION OF SHARES............................................17

TAXES    ....................................................................18

GENERAL INFORMATION..........................................................19

FINANCIAL STATEMENTS.........................................................20

                                     SKYLINE

         Skyline was organized as a Massachusetts business trust on February 4, 1987, and is an open-end, diversified management investment company. Skyline currently has three series of shares: Skyline Special Equities Portfolio which began operations April 23, 1987, Skyline Small Cap Value Plus which began operations on February 9, 1993, and Skyline Small Cap Contrarian which began operations on December 15, 1997. Skyline's name was changed to "Skyline Funds" effective as of April 25, 1997, pursuant to an amendment to its Agreement and Declaration of Trust. As used in this Statement of Additional Information, "Special Equities Portfolio" means Skyline Special Equities Portfolio, "Small Cap Value Plus" means Skyline Small Cap Value Plus, and "Small Cap Contrarian" means Skyline Small Cap Contrarian. Prior to April 28, 1998, Skyline Small Cap Value Plus was named Skyline Special Equities II. Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian are sometimes referred to collectively as the "Funds" and individually as a "Fund." Skyline Asset Management, L.P. (the "Adviser") provides investment advisory and administrative services to each of the Funds.

                                     SHARES

         Under the terms of Skyline's Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. There are currently three series authorized and outstanding. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by Skyline's board of trustees on shares of that series. All shares of a series have equal rights in the event of liquidation of that series.

         Each Skyline share has one vote and fractional shares have fractional votes. A separate vote of the shareholders of each Fund is required for approval of Skyline's investment advisory agreement, any change in a Fund's fundamental investment policies and restrictions, and any matters that affect only one Fund. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. All shareholders of Skyline vote together in the election of trustees. As a Massachusetts business trust, Skyline is not required to hold annual shareholder meetings. However, Skyline may call special meetings to elect or remove trustees, change fundamental policies or approve an investment advisory agreement. Upon request of at least 10% of the outstanding shares of Skyline, Skyline will call a special meeting of shareholders for a purpose that requires action by the shareholders.

         Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline's obligations. However, Skyline's Agreement and Declaration of Trust disclaims liability of shareholders, Skyline's trustees, and Skyline's officers for acts or obligations of Skyline or the Funds and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by Skyline or the board of trustees. Skyline's Agreement and Declaration of Trust provides for indemnification out of the assets of a Fund of all losses and expenses of any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.

                               INVESTMENT POLICIES

         TEMPORARY INVESTMENTS. To manage cash inflows or in anticipation of redemptions, each Fund may, from time to time, take temporary investment positions that are inconsistent with its principal investment strategies. When the Adviser believes a temporary defensive position is necessary, each Fund may invest, without limitation, in high-quality fixed-income securities and may hold assets in cash or cash equivalents. Taking such a position might prevent the Fund from achieving its investment objective.

         REPURCHASE AGREEMENTS. Each Fund may invest up to 5% of its net assets in repurchase agreements. Repurchase agreements involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase and the Fund to resell the instrument, at a fixed price, including yield, within a specified term. A Fund could suffer a loss and increased expense in connection with the sale of the securities if the seller does not repurchase them in accordance with the terms of the repurchase agreement. The Funds did not invest in repurchase agreements in the most recent fiscal year and have no present intention of investing in repurchase agreements in the coming year.

         FOREIGN SECURITIES. The Funds may invest in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. For this purpose, foreign securities do not include securities guaranteed by a United States person. No Fund expects to invest more than 5% of its net assets in foreign securities.

         PORTFOLIO TURNOVER. The portfolio turnover rate of Special Equities Portfolio was 62% in 1997 and 68% in 1998. The portfolio turnover rate of Small Cap Value Plus was 104% in 1997 and 106% in 1998. The portfolio turnover rate of Small Cap Contrarian increased from 0% during the period of its operation in 1997 to 80% for 1998. This very low turnover rate in 1997 was due to Small Cap Contrarian's very short period of operations.

         Although the Funds do not purchase securities with an expectation of rapid turnover, no limitations exist on the length of time that portfolio securities must be held. At times, each Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year, but is expected to be less than 100%. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. (See "Distributions and Taxes" in the Funds' prospectus, and "Taxes" in this statement of additional information.)

                             INVESTMENT RESTRICTIONS

         For each Fund, Skyline has adopted certain fundamental investment restrictions that may not be changed without the approval of a majority of the Portfolio's outstanding shares. The Funds' fundamental investment restrictions are as follows:

         SPECIAL EQUITIES PORTFOLIO AND SMALL CAP VALUE PLUS. Neither Fund may:

                  1. Issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (including the amount borrowed) (such Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.

                  2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

                  3. Invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers' acceptances.

                  4. Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of any one issuer.

                  5. Invest more than 5% of its assets (measured at the time of investment) in securities of an issuer with less than three years operating history (including predecessors).

                  6. Sell securities short or purchase securities on margin (but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

                  7. Invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.

                  8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

                   9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

                  SMALL CAP CONTRARIAN. The Fund may not:

                  1. Borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (including the amount borrowed)1 and (ii) in connection with transactions in options, futures, or futures options.

                  2. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 25% of the value of its assets in real estate investment trusts).

                  3. As to 75% of its total assets, invest more than 5% of its total assets (valued at the time of investment) in securities of any one issuer, except United States government obligations or bank certificates of deposit and bankers' acceptances.

                  4. As to 75% of its total assets, acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of the issuer or (ii) have a value greater than 10% of the value of the outstanding voting securities of the issuer.
                  5. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

                  6. Sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).

--------
1 The Fund will not purchase securities when its borrowings exceed 5% of the value of its assets.

                  7. Invest 25% or more of its total assets (valued at the time of investment) in the securities of companies in a single industry, except United States government obligations.

                  8. Make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.

                  9. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

         Skyline also has adopted the following additional restrictions and policies with respect to each Fund (which may be changed by the board of trustees without shareholder approval). Under these additional policies and restrictions, a Fund may not:

                  A. Invest in companies for the purpose of exercising control or management.

                  B. Acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund.

                  C. Invest in securities of other open-end investment companies.

                  D. Invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

                  E. For Special Equities Portfolio, invest less than 65% of its total assets in common stocks and for Small Cap Value Plus and Small Cap Contrarian, invest less than 65% of its total assets in common stocks of small-capitalization issuers.

                  F. Invest in financial futures, options, or options on financial futures.

                  G. Invest in commodities or commodity contracts.

                             PERFORMANCE INFORMATION

         From time to time Skyline may quote total return performance data for the Funds. Total return for a period is the percentage change in value during the period of an investment in a Fund's shares including the value of shares acquired through reinvestment of all dividends and capital gains distributions. An average annual total return for a given period may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the value of that investment that could be redeemed at the end of the period, assuming reinvestment of all distributions. Average annual total return is computed as follows:

                           ERV = P(l+T) to the power of n

Where:                 P =          a hypothetical initial investment of $1,000
                       T =          average annual total return
                       n =          number of years
                       ERV          = ending redeemable value of a
                                    hypothetical $1,000 investment made at
                                    the beginning of the period at the end
                                    of the period (or fractional portion
                                    thereof)

         For example, total return and average annual total return at December 31, 1998 of an investment of $1,000 in Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian were:



                                                                                          AVERAGE ANNUAL
                                                                     TOTAL                     TOTAL
                                                                  RETURN (%)                RETURN (%)
SPECIAL EQUITIES PORTFOLIO
     1 Year............................................            (7.17%)                   (7.17%)
     5 Years...........................................            84.42%                    13.02%
     10 Years..........................................           434.94%                    18.26%
     Life of the Fund (April 23, 1987).................           477.03%                    16.17%

SMALL CAP VALUE PLUS

     1 Year............................................            (6.66%)                   (6.66%)
     5 Years...........................................            77.64%                    12.18%
     Life of the Fund (February 9, 1993)...............            95.55%                    12.05%

SMALL CAP CONTRARIAN

     1 Year............................................           (28.40%)                   (28.40%)
     Life of the Fund (December 15, 1997)..............           (28.40%)                   (27.33%)


         Total return and average annual total return figures assume reinvestment of all dividends and distributions. Income taxes are not taken into account. The Funds' performance figures are not a guarantee of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although total return information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. The comparison of a Fund to an alternative investment should consider differences in features and expected performance.

         A Fund may also note (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines that might mention Skyline and the Funds include, but are not limited to, the following:

    Barron's                                 Investor's Daily
    Bloomberg Personal Finance               Kiplinger's Personal Finance
    Business Week                            Los Angeles Times
    Changing Times                           Money
    Chicago                                  The Mutual Fund Letter
    Chicago Tribune                          Mutual Fund Values (Morningstar)
    Chicago Sun-Times                        Newsweek
    Crain's Chicago Business                 The New York Times
    Consumer Reports                         Pensions and Investments
    Consumer Digest                          Personal Investor
    Financial Planning                       Smart Money
    Financial World                          Time
    FA Advisor                               USA Today
    Forbes                                   U.S. News and World Report
    Fortune                                  The Wall Street Journal
    Institutional Investor                   Worth
    Investment News

         When a newspaper, magazine, or other publication mentions Skyline or a Fund, such mention may include: (i) listings of some or all of a Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by a Fund, including price-to-earnings, price-to-sales, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; and (iii) descriptions of the economic and market outlook generally and for a Fund, in the view of Skyline, a portfolio manager or the Adviser.

         Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         The performance of the Funds may be compared to stock market indexes or averages, including the following:



Dow Jones Industrial Average                   New York Stock Exchange Composite Index
Russell 1000 Index                             American Stock Exchange Composite Index
Russell 2000 Index                             NASDAQ Over-the-Counter Composite Index
Russell 2500 Index                             NASDAQ Over-the-Counter Industrials Index
Russell 3000 Index                             (These indexes generally reflect the
Russell MidCap Index                            performance of stocks traded in the
Russell 2000 Value Index                       indicated markets.)
Standard & Poor's Small Cap 600 Index
Standard & Poor's 500 Stock Index
Standard & Poor's MidCap 400 Index
Wilshire 5000
Wilshire 4500
Wilshire Quantum Small Value Index
Wilshire Next 1750 Index
Wilshire Quantum Small Cap Index
(These indexes are widely recognized
 indicators of general
U.S. stock market results.)


         The Funds' performance may also be compared to mutual fund industry indexes or averages, including the following: Value Line Index; Lipper Small-Cap Value Equity Index; Lipper Small-Cap General Equity Index; Lipper Small-Cap Growth Equity Index; Lipper Small-Cap Aggressive Equity Index; Morningstar Growth Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average; Morningstar MidCap/Value Average; Morningstar Small Cap Value Average.

         Lipper and Morningstar, Inc. ("Morningstar"), classify, calculate, and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, each Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Funds may compare their performance or ranking against all funds tracked by Lipper or another independent service, and may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

         To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Funds may use Ibbotson's historical data regarding the Consumer Price Index. The Funds may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Skyline to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

                             PRINCIPAL SHAREHOLDERS

         The only persons known by Skyline to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of March 31, 1999 were Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held ____% and the Boston Safe Deposit & Trust Co., Trustee f/b/o Eastman Kodak Employees' Savings and Investment Plan, as record owner for various beneficial owners, which held ____% of the shares of Special Equities Portfolio, Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held ____% and Hartford Life Insurance Company Deferred Pension III Separate Account, which held ____% of the shares of Small Cap Value Plus, and Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held ____% and Mesirow Financial, Inc., as a nominee for a beneficial owner, which held ____%, of the shares of Small Cap Contrarian. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, California 94104. The address of Boston Safe Deposit & Trust Co. is 1 Cabot Road, Medford, Massachusetts 02155. The address of the Hartford Life Insurance Company Deferred Pension III Separate Account is P.O. Box 2999, Hartford, Connecticut 06104. The address of Mesirow Financial, Inc., is 350 North Clark Street, Chicago, Illinois 60610.

                              MANAGEMENT OF SKYLINE

         The board of trustees has overall responsibility for the conduct of Skyline's affairs. The trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by Skyline's shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by Skyline's shareholders. Skyline's shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of Skyline's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

         Trustees and officers of Skyline, and their principal business occupations during at least the last five years, are shown below.

         WILLIAM M. DUTTON,* [45], PRESIDENT AND TRUSTEE. Managing Partner and Chief Investment Officer, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc., since September 1995. Previously, Executive Vice President and Portfolio Manager (Special Equities Portfolio), Mesirow Asset Management, Inc.

         WILLIAM L. ACHENBACH, [55], TRUSTEE. President, W.L. Achenbach & Associates, Inc., a financial counseling firm, since July 1992. Previously, Executive Vice President, Brownson, Rehmus & Foxworth, Inc., a financial counseling firm.

         PAUL J. FINNEGAN, [45], TRUSTEE. Vice President, Madison Dearborn Partners, Inc., a venture capital firm, since January 1993. Previously, Vice President, First Chicago Venture Capital, a venture capital firm.

         DAVID A. MARTIN, [46], TRUSTEE. Attorney and Principal, Righeimer, Martin & Cinquino, P.C.

         RICHARD K. PEARSON, [58], TRUSTEE. Retired. Director, Citizens Savings Bank (Anamosa, Iowa), since February 1998, and Director, First Community Bank (Milton, Wisconsin), since January 1998. Previously, Director and President, LaSalle Bank, Westmont (Westmont, Illinois), from 1994 to 1997, and Director, Chief Executive Officer, and President, LaSalle Bank, Northbrook (Northbrook, Illinois), from 1986 to 1994.

         STEPHEN F. KENDALL, [44], EXECUTIVE VICE PRESIDENT. Partner and Chief Operating Officer, Skyline Asset Management, L.P., since January 1998. Previously, Regional Vice President, Metro Region, Nabisco Biscuit Company.

--------------
* Indicates an "interested person" of Skyline, as defined in the Investment Company Act of 1940.

         KENNETH S. KAILIN, [39], EXECUTIVE VICE PRESIDENT. Partner and Portfolio Manager, Skyline Asset Management, L.P., since September 1995. Previously, Senior Vice President and Portfolio Manager (Small Cap Value
Plus), Mesirow Asset Management, Inc.

         GEOFFREY P. LUTZ, [47], EXECUTIVE VICE PRESIDENT. Partner and Institutional Marketing, Skyline Asset Management, L.P. and registered representative, Funds Distributor, Inc., since September 1995. Previously, Vice President, Mesirow Asset Management, Inc., and registered representative, Mesirow Financial, Inc. and Mesirow Investment Services, Inc.

         MICHAEL MALONEY, [36], SENIOR VICE PRESIDENT. Partner and Securities Analyst, Skyline Asset Management, L.P., since September 1995. Securities Analyst, Mesirow Asset Management, Inc., from February 1993 to August 1995, and prior to joining Mesirow Asset Management, Inc., Securities Analyst, Baker, Fentress & Company, a closed-end management investment company.

         DAREN C.  HEITMAN,  [31],  SENIOR VICE  PRESIDENT.  Portfolio  Manager,
Skyline Asset Management, L.P., since August 1997. Securities Analyst with Skyline Asset Management, L.P. from September 1995 to August 1997. Securities Analyst with Mesirow Asset Management, Inc. from May 1994 to August 1995, and Securities Analyst with Mesirow Financial, Inc. from January 1993 to May 1994. Prior to joining Mesirow Financial, Inc., Securities Analyst, The Ohio Company, a regional brokerage firm.

         SCOTT C. BLIM, [38], SECRETARY AND TREASURER. Chief Financial Officer, Skyline Asset Management, L.P., since September 1995. Previously, Vice President, Director and Chief Administrative Officer, Murray Johnstone International Limited, an investment adviser.

         MICHELE  M.   BRENNAN,   [27],   VICE   PRESIDENT.   Director  of  Fund
Marketing, Skyline Asset Management, L.P., since August 1996. Previously, Regional Marketing Associate, Strong Capital Management, an investment adviser.

         Messrs. Achenbach, Finnegan, Martin and Pearson serve as members of the Committee of the Independent Trustees, which functions as an audit committee. As such, the Committee makes recommendations to the Board of Trustees regarding the selection of auditors, confers with the auditors regarding the scope and results of the audit.

         The address of Messrs. Dutton, Kendall, Kailin, Lutz, Maloney, Heitman and Blim and Ms. Brennan is c/o Skyline Asset Management, L.P., 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606. The addresses of the other trustees are: William L. Achenbach, 510 East Main Street, Charlottesville, Virginia 23902; Paul J. Finnegan, Three First National Plaza, Suite 3800, Chicago, Illinois 60602; David A. Martin, 135 South LaSalle Street, Chicago, Illinois 60603; and Richard K. Pearson, 401 South Quincy Street, Hinsdale, Illinois 60521.

         As of March 31, 1999, the trustees and officers of Skyline owned, in the aggregate, _________ shares of Special Equities Portfolio, _________ shares of Small Cap Value Plus, and _________ shares of Small Cap Contrarian, which represents [___% or less than 1%] of each of

Skyline Special Equities Portfolio and Skyline Small Cap Value Plus and [__]% of Skyline Small Cap Contrarian.

         The trustees of Skyline who are not "interested persons" of Skyline, as defined in the Investment Company Act of 1940 (the "1940 Act"), receive from Skyline an annual retainer of $3,000 from each of the Funds and a fee of $400 for each meeting of the board of trustees (or any committee thereof) attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The following table sets forth compensation paid by Skyline during the fiscal year ended December 31, 1998, to each of the trustees of Skyline. Skyline has no retirement or pension plans. The trustees and officers affiliated with Skyline do not receive compensation from Skyline.



                                                                                      Aggregate Compensation
Name Of Trustee                                                                         from skyline funds
-----------------                                                                  -------------------------

   William L. Achenbach.......................................                                   $14,480
   William M. Dutton(1).......................................                                         0
   Paul J. Finnegan...........................................                                    12,200
   David A. Martin............................................                                    12,200
   Richard K. Pearson.........................................                                    11,800
----------------------------
(1)  Indicates an "interested person" of Skyline, as defined in the 1940 Act.


                          INVESTMENT ADVISORY SERVICES

         The Adviser provides investment advisory and administrative services to Skyline for Special Equities Portfolio, Small Cap Value Plus and Small Cap Contrarian pursuant to Investment Advisory Agreements dated May 28, 1998 (collectively, the "Agreements"). The Adviser is a Delaware limited partnership that was formed in 1995. The general partner of the Adviser is Affiliated Managers Group, Inc. ("AMG") and the limited partners of which are corporations wholly owned by Messrs. Dutton, Kailin, Lutz, Maloney, Kendall, Mark Odegard and Bill Fiedler, respectively. AMG is a publicly-traded Delaware corporation which acquires interests in investment management firms. AMG has its offices at Two International Place, 23rd Floor, Boston, MA 02110.

         Under the Agreements, the Adviser pays all of the Funds' ordinary costs and expenses attendant to operating the Funds except the advisory fees, fees paid to non-interested trustees, organization and initial offering expenses, interest expenses, taxes, portfolio transaction costs, and any extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the course of Skyline's ongoing operation. The initial offering and organization expenses for Small Cap Contrarian were advanced to Skyline by the Adviser, and Small Cap Contrarian is reimbursing the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

         Expenses borne by Skyline pursuant to the Agreements, as described above, that are attributable to a particular Fund are charged to that Fund. Other expenses of Skyline are allocated among the Funds on a reasonable basis as determined by Skyline's board of trustees.

         For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Funds' ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from each Fund based on each Fund's average daily net assets. Under the Agreements, each Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million.

         The Adviser has agreed that it will reimburse each Fund to the extent that, in any fiscal year, the aggregate expenses of the Fund, including the advisory fee, trustees' fees and expenses, and reimbursement of organizational expenses, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of Skyline's ongoing operation, exceed an annual rate of 1.75% of the average daily net assets of Special Equities Portfolio, 2.00% of the average daily net assets of Small Cap Value Plus, and 1.75% of the average daily net assets of Small Cap Contrarian. Reimbursement, if any, is made monthly.

         Special Equities Portfolio paid comprehensive management fees to the Adviser totaling $7,049,303, $5,196,131 and $2,508,468 in the years ended December 31, 1998, 1997 and 1996, respectively. Small Cap Value Plus paid comprehensive management fees to the Adviser totaling $2,332,288, $1,995,055 and $1,428,303 in the years ended December 31, 1998, 1997 and 1996, respectively. Small Cap Contrarian paid comprehensive management fees to the Adviser totaling $98,075 in the year ended December 31, 1998 and $2,758 for the period from December 15, 1997 until December 31, 1997.

         The Agreements provide that the Adviser shall not be liable for any loss suffered by Skyline or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from the Adviser's reckless disregard of its obligations and duties under the Agreements.

         The Agreements may be continued from year to year only so long as the continuance of each is approved annually (a) by the vote of a majority of the trustees of Skyline who are not "interested persons" of Skyline or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of trustees of Skyline or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of that Fund. The Agreements are terminable with respect to a Fund without penalty, on 60 days' notice, by the trustees of Skyline or by vote of a majority of the outstanding shares of that Fund, or, on not less than 90 days' notice, by the Adviser. Each of the Agreements automatically terminates in the event of its assignment (as defined in the 1940 Act).

         The Adviser specializes in investing in stocks of companies with small market capitalizations. Each Fund has a portfolio manager who is responsible for the day-to-day management of that Fund. Each portfolio manager works with a team of the Adviser's investment professionals and analysts. The portfolio manager for Special Equities Portfolio is William M. Dutton, President of Skyline. His team for Special Equities Portfolio includes Kenneth S. Kailin, Executive Vice President of Skyline. Mr. Kailin is portfolio manager for Small Cap Value Plus. His team for Small Cap Value Plus includes Mr. Dutton. The portfolio manager for Small Cap Contrarian is
Daren C. Heitman, Senior Vice President of Skyline. His team for Small Cap Contrarian includes Mr. Dutton and Mr. Kailin.

         Mr. Dutton is the Adviser's Managing Partner and Chief Investment Officer. Mr. Dutton, who is a certified public accountant, received an undergraduate degree in English Literature from Princeton University, and has a master's degree in accounting from the University of Illinois. He joined Mesirow Financial Services Inc., as an analyst in 1980 after practicing as an accountant for one year, and became a portfolio manager in 1984 with Mesirow Asset Management, Inc., the former adviser to Skyline. In addition to Special Equities Portfolio, Mr. Dutton manages separately managed accounts. Mr. Dutton was named 1992 Portfolio Manager of the Year by Morningstar, Inc.

         Mr. Kailin is a Partner and Portfolio Manager of the Adviser. He joined Mesirow Asset Management, Inc., in 1987 as a securities analyst and was promoted to vice president in 1992 and to senior vice president in 1994. Mr.
Kailin received his Bachelor of Science degree in Finance from Indiana University and his M.B.A. degree from the University of Chicago. In addition, he holds the Chartered Financial Analyst designation.

         Mr. Heitman is a Portfolio Manager of the Adviser and has been a securities analyst for the Adviser since September 1995. He joined Mesirow Financial, Inc. as a securities analyst in 1993 after working for approximately two years as a securities analyst for The Ohio Company, a regional brokerage firm, and became a securities analyst in 1994 with Mesirow Asset Management, Inc. Mr. Heitman received a Bachelor of Business Administration degree in Finance from Iowa State University. In addition, he holds the Chartered Financial Analyst designation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Portfolio transactions are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

         In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

         In valuing research services, the Adviser makes a judgment of the usefulness of the research information provided by a broker to the Adviser in managing the Funds. Although the information, e.g., data or recommendations concerning particular securities, sometimes relates to the specific transaction placed with the broker, the research predominately consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial and political conditions and prospects useful to the Adviser in advising Skyline and other accounts.

         The reasonableness of brokerage commissions paid in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the portfolio transactions for the Funds are reviewed periodically by Skyline's board of trustees.

         The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions. However, the board of trustees of Skyline recognizes that it is important for the Adviser, in performing its responsibilities to Skyline, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of Skyline to take into account the value of the information received for use in advising Skyline. Consequently, the commission paid to a broker providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which receipt of such information may reduce the expenses of the Adviser in providing management services to Skyline is not determinable. In addition, the board of trustees understands that other clients of the Adviser also may benefit from the information obtained for Skyline, in the same manner that Skyline also may benefit from information obtained by the Adviser in performing services for others.

         Transactions of Skyline in the over-the-counter market and the third market are executed with primary market makers acting as principals except where it is believed that better prices and execution may be obtained from others.

         The Adviser is further authorized to allocate the orders placed by it on behalf of Skyline to brokers and dealers who provide research services to Skyline or the Adviser. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to the policy of seeking the best price and execution as stated above, sales of shares of Skyline by a broker-dealer may be considered by the Adviser in the selection of broker-dealers to execute portfolio transactions for Skyline.

         Although investment decisions for Skyline are made independently from those for other investment advisory clients of the Adviser, the same investment decision may be made for both Skyline and one or more other advisory clients. If both Skyline and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

         The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten offerings) paid by Special Equities Portfolio, Small Cap Value Plus and Small Cap Contrarian during the periods indicated. No commissions were paid to persons who were affiliated persons of Skyline as of the time such payments were made.



                                                             FISCAL YEAR ENDING DECEMBER 31,
                                              1998                     1997                       1996
Special Equities Portfolio
    Aggregate commissions             $1,120,059(100%)      $    995,672(100%)                      $ 857,984(100%)

Small Cap Value Plus
    Aggregate commissions             $  976,104(100%)      $    490,153(100%)                      $ 541,341(100%)

Small Cap Contrarian
    Aggregate commissions             $   44,498(100%)      $    12,023(100%)                          N/A



         Of the aggregate brokerage commissions paid during fiscal year 1998, Special Equities Portfolio paid $976,104 to brokers who furnished research services, and such brokers effected transactions aggregating 89% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Special Equities Portfolio. Of the aggregate brokerage commissions that Small Cap Value Plus paid during fiscal year 1998, $566,132 of that amount was paid to brokers who furnished research services, and such brokers effected transactions aggregating 96% of the aggregate dollar amount of transactions involving the payment of brokerage commissions by Small Cap Value Plus. Of the aggregate brokerage commissions that Small Cap Contrarian paid during fiscal year 1998, $42,081 of that amount was paid to brokers who furnished research services, and such brokers effected transactions aggregating 92% of that aggregate dollar amount of transactions involving the payment of brokerage commissions by Small Cap Contrarian.

         The Adviser may place brokerage transactions with brokers affiliated with the distributor for Skyline, Funds Distributor, Inc. Commissions paid to such brokers on any transaction will not exceed those paid by Skyline in similar transactions to other brokers.

                        PURCHASE AND REDEMPTION OF SHARES

         Purchases and redemptions are discussed in the Prospectus under the headings "Types of Skyline Funds Accounts and Information on Purchasing Shares," "Redeeming Shares," and "Shareholder Services." All of that information is incorporated herein by reference.

         NET ASSET VALUE. The net asset value of the shares of each Fund is determined as of the close of regular session trading on the New York Stock Exchange (currently 3:00 p.m., central time) each day it is open for trading. The net asset value per share of each Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

         Investments are stated at current value. Securities listed or admitted to trading on a national securities exchange or the Nasdaq National Market are valued at the last sales price or, if there have been no sales on the valuation date, at the most recent bid price. Other securities traded over-the-counter are valued at the last reported bid price. Money market instruments with sixty days or less remaining from the valuation date until maturity are valued on an amortized cost basis. Securities or other assets for which market quotations are not readily available will be valued at a fair value as determined in good faith by or under the direction of Skyline's board of trustees.

         The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         REDEMPTION IN KIND. With respect to each Fund, Skyline intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur brokerage fees in selling the securities received in the redemptions.

         SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders having shares of a Fund with a minimum value of $5,000. The Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended). There are no separate charges to shareholders under the Withdrawal Plan.

         Withdrawals are not dividends and to the extent that the amount of the checks received under the Withdrawal Plan exceeds the amount of dividends or capital gains distributions credited to the shareholder's account, the payment will constitute a depletion of the principal in the shareholder's account. Withdrawals made concurrently with purchases of additional shares may be inadvisable because of tax consequences. A Withdrawal Plan may be terminated at any time upon written notice by the shareholder or Skyline.

                                      TAXES

         Each Fund is a separate entity for federal income tax purposes. Skyline intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund so qualifies, it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.

                               GENERAL INFORMATION

         CUSTODIAN AND TRANSFER AGENT. Firstar Bank Milwaukee, P.O. Box 701, Milwaukee, Wisconsin 53201, acts as Custodian of the securities and other assets of Skyline. As Custodian, Firstar Bank Milwaukee is responsible for, among other things, safeguarding and controlling Skyline's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline's investments. Firstar Mutual Fund Services, LLC performs transfer agent and portfolio accounting services for the Funds. Firstar Bank Milwaukee and Firstar Mutual Fund Services, LLC are not affiliates of the Adviser or its affiliates.

         INDEPENDENT AUDITORS. Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 serves as Skyline's independent auditors, providing services including (i) audit of the annual financial statements, (ii) assistance and consultation in connection with Securities and Exchange Commission filings, and (iii) review of the annual income tax returns filed on behalf of each Fund.

         DISTRIBUTOR. The shares of each Fund are offered for sale on a continuous basis through Funds Distributor, Inc. ("Distributor"), without any sales commissions or charges to the Funds or to their shareholders. The Chairman of the Distributor, and Chairman and Chief Executive Officer and the majority shareholder of its parent corporation, Boston Institutional Group, Inc., is Mr. William J. Nutt, the Chairman and Chief Executive Officer of AMG. The Distributor acts pursuant to a written Distribution Agreement with Skyline which continues from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the affected Fund and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the ordinary operating expenses of the Funds, all expenses in connection with registration of shares of the Funds with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses from its own resources.

         As agent, the Distributor offers shares of each Fund to investors in states where the shares are available for sale, at net asset value, without sales commissions or other sales load. The Distributor offers the Funds' shares only on a best-efforts basis.

         The Distributor or another broker affiliated with the Distributor may receive brokerage commissions on purchases and sales of portfolio securities by the Funds. Those amounts, if any, are described under "Portfolio Transactions and Brokerage."

         The Distributor is a selling agent for two series of Firstar Funds, Inc. -- Money Market Fund and U.S. Government Money Market Fund. Those funds are the money market funds for which shareholders may exchange their shares of the Funds through the exchange privilege described in the Prospectus.

                FINANCIAL STATEMENTS OF SKYLINE SPECIAL EQUITIES


- PORTFOLIO Holdings as of December 31, 1998
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 10.8%
  AUTO RELATED - 2.8%
Aftermarket Technology(a)            Auto drive train products             325,600    $   2,564,100
Delco Remy International, Inc.(a)    Starters & alternators                370,400        3,634,550
Intermet Corp.                       Metal castings                        470,100        6,140,681
                                                                                      -------------
                                                                                         12,339,331
  OTHER TRANSPORTATION - 4.6%
Interpool, Inc.                      Container leasing firm                669,900       11,220,825
Kitty Hawk, Inc.(a)                  Air freight services                  310,900        3,419,900
Monaco Coach Corp.(a)                RV producer                           198,900        5,270,850
Trailer Bridge, Inc.(a)              Marine transportation                 316,800          485,100
                                                                                      -------------
                                                                                         20,396,675
  TRUCKING - 3.4%
Landstar System, Inc.(a)             Truckload carrier                     242,000        9,861,500
U.S. Xpress Enterprises, Inc.(a)     Truckload carrier                     367,000        5,505,000
                                                                                      -------------
                                                                                         15,366,500
                                                                                      -------------
  TOTAL AUTOS & TRANSPORTATION                                                           48,102,506

CONSUMER DISCRETIONARY - 29.5%
  APPAREL/TEXTILES - 1.6%
Gerber Childrenswear, Inc.(a)        Infant/toddler apparel                220,500        1,915,594
Kellwood Co.                         Apparel manufacturer                  208,200        5,205,000
                                                                                      -------------
                                                                                          7,120,594
  COMMERCIAL SERVICES - 6.6%
Borg-Warner Security(a)              Security services                     280,700        5,263,125
Daisytek International Corp.(a)      Computer supplies                     272,900        5,185,100
New England Business                 Business forms                        303,800       11,886,175
Standard Register Co. (The)          Business forms                        237,700        7,353,844
                                                                                      -------------
                                                                                         29,688,244
  CONSUMER PRODUCTS/SERVICES - 1.3%
Gibson Greetings, Inc.(a)            Greeting cards                        243,600        2,892,750
Maxwell Shoe Co. Inc.(a)             Footwear company                      264,200        2,889,687
                                                                                      -------------
                                                                                          5,782,437
  PRINTING/PUBLISHING - 4.0%
Banta Corp.                          Commercial printer                    226,200        6,192,225
Cadmus Communications Corp.          Commercial printer                    135,900        2,565,113
World Color Press, Inc.(a)           Commercial printer                    297,100        9,042,981
                                                                                      -------------
                                                                                         17,800,319
  RESTAURANTS - 6.0%
CEC Entertainment, Inc.(a)           Children-oriented casual dining       205,100        5,691,525
IHOP Corp.(a)                        Casual dining                         212,100        8,470,744
O'Charley's Inc.(a)                  Casual dining                         385,150        5,440,244
Ryan's Family Steak Houses(a)        Casual dining                         381,500        4,721,062
Sonic Corp.(a)                       Fast-food restaurants                  90,900        2,261,138
                                                                                      -------------
                                                                                         26,584,713

------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
  RETAIL - 10.0%
Ames Department Stores, Inc.(a)      Major discount retail chain           179,300    $   4,841,100
Discount Auto Parts, Inc.(a)         Auto parts stores                     335,200        7,353,450
Fingerhut Companies, Inc.            Catalog retailer                       54,600          842,888
Finlay Enterprises, Inc.(a)          Leased jewelry departments            227,100        2,299,388
Jo-Ann Stores, Inc.(a)               Fabric/craft stores                   219,900        3,545,887
MarineMax, Inc.(a)                   Recreational boats                    289,700        2,281,387
Michaels Stores, Inc.(a)             Arts & crafts stores                  107,300        1,941,459
Pier 1 Imports, Inc.                 Housewares stores                     527,100        5,106,281
Stein Mart, Inc.(a)                  Off-price apparel chain               258,600        1,802,119
Tractor Supply Co.(a)                Farm-related products                 254,300        6,103,200
Zale Corp.(a)                        Jewelry retailer                      253,500        8,175,375
                                                                                      -------------
                                                                                         44,292,534
                                                                                      -------------
  TOTAL CONSUMER DISCRETIONARY                                                          131,268,841

CONSUMER STAPLES - 1.5%
  CONSUMER STAPLES - 1.5%
International Multifoods Corp.       Foodservice distribution              259,700        6,703,506

ENERGY - 2.1%
  EXPLORATION & PRODUCTION - 0.5%
Miller Exploration Co.(a)            Oil & gas producer                    446,100        2,007,450

  OTHER ENERGY - 1.6%
Cal Dive International, Inc.(a)      Oil services company                  135,300        2,807,475
MarkWest Hydrocarbon, Inc.(a)        Natural gas processing                272,300        2,450,700
Willbros Group, Inc.(a)              Engineering/construction firm         322,600        1,794,463
                                                                                      -------------
                                                                                          7,052,638
                                                                                      -------------
  TOTAL ENERGY                                                                            9,060,088

FINANCIAL SERVICES - 16.4%
  INSURANCE - 12.3%
American Heritage Life Invest.       Life insurance                        289,700        7,079,544
Chartwell Re Corporation             P&C reinsurance                       157,600        3,743,000
CNA Surety Corp.                     Surety insurance                      351,900        5,542,425
Delphi Financial Group, Inc.(a)      Accident & health insurance           239,249       12,545,619
Financial Security Assurance
  Holdings                           Municipal bond insurance              140,800        7,638,400
Fremont General Corp.                Workers' comp. insurance              300,200        7,429,950
Horace Mann Educators Corp.          P&C insurance                         177,200        5,050,200
SCPIE Holdings Inc.                  Medical malpractice insurance         182,600        5,535,063
                                                                                      -------------
                                                                                         54,564,201

- PORTFOLIO Holdings as of December 31, 1998 (continued)
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
  OTHER FINANCIAL SERVICES - 4.1%
ARM Financial Group, Inc.            Investment products                   208,900    $   4,634,969
Heller Financial, Inc.               Commercial finance                    298,000        8,753,750
Raymond James Financial, Inc.        Investment services                   237,300        5,012,962
                                                                                      -------------
                                                                                         18,401,681
                                                                                      -------------
  TOTAL FINANCIAL SERVICES                                                               72,965,882

HEALTH CARE - 2.1%
  HEALTH CARE SERVICES - 2.1%
AmeriPath, Inc.(a)                   Physician practice mgt.               334,900        2,993,169
Trigon Healthcare, Inc.(a)           Health maintenance org.               174,400        6,507,300
                                                                                      -------------
                                                                                          9,500,469
MATERIALS & PROCESSING - 13.9%
  BUILDING/CONSTRUCTION PRODUCTS - 5.3%
American Homestar Corp.(a)           Manufactured housing                  224,000        3,360,000
Barnett Inc.(a)                      Hardware products                      91,100        1,252,625
Chicago Bridge & Iron Co.            Maker of steel tanks                  478,800        5,895,225
Dayton Superior Corp.(a)             Concrete accessories                  270,300        5,203,275
Interface, Inc.                      Carpet producer                       393,700        3,654,028
Nortek, Inc.(a)                      Building products                     160,700        4,439,338
                                                                                      -------------
                                                                                         23,804,491
  INDUSTRIAL PRODUCTS - 2.7%
Furon Company                        Polymer-based products                459,900        7,847,044
Lydall, Inc.(a)                      Specialty filtration products         345,700        4,105,187
                                                                                      -------------
                                                                                         11,952,231
  METAL FABRICATIONS - 1.8%
Citation Corp.(a)                    Castings manufacturer                 622,400        7,857,800

  PACKAGING/PAPER - 3.0%
Albany International Corp.(a)        Paper machine clothing                238,816        4,522,572
BWAY Corp.(a)                        Metal cans/containers                 273,600        4,121,100
Chesapeake Corp.                     Specialty paper/packaging              57,600        2,124,000
FiberMark, Inc.(a)                   Fiber-based materials                 184,300        2,511,087
                                                                                      -------------
                                                                                         13,278,759
  SPECIALTY CHEMICALS - 1.1%
Fuller Company (H.B.)                Adhesives and coatings                104,100        5,009,812
                                                                                      -------------
  TOTAL MATERIALS & PROCESSING                                                           61,903,093

PRODUCER DURABLES - 10.0%
  ELECTRICAL EQUIPMENT/PRODUCTS - 3.1%
Belden Inc.                          Wire & cable manufacturer              96,600        2,046,713
General Cable Corp.                  Wire & cable producer                 301,000        6,170,500
MagneTek, Inc.(a)                    Lighting, ballasts, motors            496,900        5,745,406
                                                                                      -------------
                                                                                         13,962,619

------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
  MACHINERY - 2.5%
DT Industries, Inc.                  Packaging equipment                   303,200    $   4,775,400
National Equipment Services,
  Inc.(a)                            Equipment rental                      271,300        3,119,950
SunSource Inc.                       Conglomerate                          167,200        3,145,450
                                                                                      -------------
                                                                                         11,040,800
  OTHER PRODUCER DURABLES - 4.4%
EG&G, Inc.                           Conglomerate                          226,900        6,310,656
IDEX Corp.                           Specialty pump products               194,300        4,760,350
LSI Industries Inc.                  Lighting/graphics products            228,000        5,115,750
Tokheim Corp.(a)                     Gas station pumps/eqpt                341,900        3,333,525
                                                                                      -------------
                                                                                         19,520,281
                                                                                      -------------
  TOTAL PRODUCER DURABLES                                                                44,523,700

TECHNOLOGY - 6.5%
  ELECTRONIC COMPONENTS - 1.0%
Dallas Semiconductor Corp.           Electronic components                 107,400        4,376,550

  OTHER TECHNOLOGY - 5.5%
Black Box Corp.(a)                   Networking/communications             210,200        7,961,325
Imation Corp.(a)                     Data storage products                 321,400        5,624,500
National Data Corp.                  Health care information               111,100        5,409,181
PSC Inc.(a)                          Bar coding equipment                  307,900        2,925,050
Richardson Electronics, Ltd.         Distributes electronic components     269,700        2,595,863
                                                                                      -------------
                                                                                         24,515,919
                                                                                      -------------
  TOTAL TECHNOLOGY                                                                       28,892,469
                                                                                      -------------
TOTAL COMMON STOCKS - 92.8%
(Cost $397,600,587)                                                                     412,920,554

- PORTFOLIO Holdings as of December 31, 1998 (continued)
------------------------------------------------------------------------

                                                                                         MARKET
                                                                                          VALUE
                                                                                      -------------
MONEY MARKET INSTRUMENTS(b)
Yield 5.23% to 5.30%
  due February 1999 to July 1999
  American Family Financial Services                                                  $     206,000
  General Mills, Inc.                                                                    11,448,384
  Pitney Bowes Credit Corp.                                                               9,943,257
  Sara Lee Corp.                                                                          3,724,305
  Warner Lambert Corp.                                                                      506,000
  Wisconsin Corp. Credit Union                                                            1,994,000
  Wisconsin Electric Power Corp.                                                            954,343
                                                                                      -------------
TOTAL MONEY MARKET INSTRUMENTS - 6.5%
(Cost: $28,776,289)                                                                      28,776,289
                                                                                      -------------
TOTAL INVESTMENTS - 99.3%
(Cost $426,376,876)                                                                     441,696,843

OTHER ASSETS LESS LIABILITIES - 0.7%                                                      3,326,779
                                                                                      -------------
NET ASSETS - 100.0%                                                                   $ 445,023,622
                                                                                      -------------
                                                                                      -------------

a Non-income producing security.

b Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1998.

Based on cost of investments for federal income tax purposes of $426,376,876 on December 31, 1998, net unrealized appreciation was $15,319,967, consisting of gross unrealized appreciation of $66,743,622 and gross unrealized depreciation of $51,423,655.

See accompanying notes to financial statements.

- STATEMENT of Assets & Liabilities as of December 31, 1998
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost:
  $426,376,876)                                       $441,696,843
Receivable for:
  Securities sold                         $5,281,891
  Dividends and interest                     286,529
  Shares sold                                871,206     6,439,626
                                          ----------  ------------
Total assets                                           448,136,469

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $  989,242
  Shares redeemed                          1,587,818
  Comprehensive management fee               535,787     3,112,847
                                          ----------  ------------
Net assets applicable to shares
  outstanding                                         $445,023,622
                                                      ------------
                                                      ------------
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                           22,496,196
                                                      ------------
                                                      ------------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                          $      19.78
                                                      ------------
                                                      ------------
ANALYSIS OF NET ASSETS
Paid-in capital                                       $412,672,188
Undistributed net realized gain on sales
  of investments                                        17,031,467
Unrealized appreciation of investments                  15,319,967
                                                      ------------
Net assets applicable to shares
  outstanding                                         $445,023,622
                                                      ------------
                                                      ------------

See accompanying notes to financial statements.

- STATEMENT of Operations Year Ended December 31, 1998
------------------------------------------------------------------------

Investment income
  Dividends                                         $  2,825,172
  Interest                                             1,854,780
                                                    ------------
Total investment income                                4,679,952

Expenses:
  Comprehensive management fee                         7,049,303
  Fees to unaffilliated trustees                          22,482
                                                    ------------
Total expenses                                         7,071,785
                                                    ------------
Net investment loss                                   (2,391,833)

Net realized and unrealized gain (loss) on
  investments:
  Net realized gain on sales of investments           23,823,435
  Net change in unrealized appreciation              (58,687,760)
                                                    ------------
Net realized and unrealized loss on investments      (34,864,325)
                                                    ------------
Net decrease in net assets resulting from
  operations                                        $(37,256,158)
                                                    ------------
                                                    ------------

See accompanying notes to financial statements.

- STATEMENTS of Changes in Net Assets
---------------------------------------------

                                           YEAR ENDED     YEAR ENDED
                                            12/31/98       12/31/97
                                          -------------  ------------
From operations:
  Net investment loss                     $  (2,391,833) $ (1,451,263)
  Net realized gain on sales of
    investments                              23,823,435    54,539,741
  Net change in unrealized appreciation     (58,687,760)   45,751,321
                                          -------------  ------------
Net (decrease) increase in net assets
  resulting from operations                 (37,256,158)   98,839,799

Distributions to shareholders from net
  realized gains                             (7,028,589)  (54,133,704)

From share transactions:
  Proceeds from shares sold                 144,759,773   210,895,971
  Reinvestment of capital gain
    distribution                              6,858,335    52,981,301
  Payments for shares redeemed             (129,379,429)  (60,994,053)
                                          -------------  ------------
Net increase in net assets resulting
  from share transactions                    22,238,679   202,883,219
                                          -------------  ------------
Total (decrease) increase in net assets     (22,046,068)  247,589,314
Net assets at beginning year                467,069,690   219,480,376
                                          -------------  ------------
Net assets at end of year                 $ 445,023,622  $467,069,690
                                          -------------  ------------
                                          -------------  ------------

See accompanying notes to financial statements.

- FINANCIAL Highlights
---------------------------------------------

                             YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED     ENDED     ENDED     ENDED     ENDED
                           12/31/98  12/31/97  12/31/96  12/31/95  12/31/94
                           ------------------------------------------------
Net asset value at
  beginning of year        $  21.66  $  18.16  $  16.79  $  15.64  $  17.83
                           --------  --------  --------  --------  --------
Income from Investment
  Operations
    Net investment loss       (0.11)    (0.07)    (0.04)    (0.06)    (0.08)
    Net realized and
      unrealized (loss)
      gain on investments     (1.45)     6.46      5.02      2.21     (0.18)
                           --------  --------  --------  --------  --------
      Total from
        investment
        operations            (1.56)     6.39      4.98      2.15     (0.26)
                           --------  --------  --------  --------  --------
Less distributions from
  net realized gains on
  investments                 (0.32)    (2.89)    (3.61)    (1.00)    (1.93)
                           --------  --------  --------  --------  --------
Net asset value at end of
  year                     $  19.78  $  21.66  $  18.16  $  16.79  $  15.64
                           --------  --------  --------  --------  --------
                           --------  --------  --------  --------  --------

Total Return                 (7.17%)   35.43%    30.37%    13.83%    (1.15%)

Ratios/Supplemental Data
  Ratio of expenses to
    average net assets        1.47%     1.48%     1.51%     1.51%     1.49%
  Ratio of net investment
    loss to average net
    assets                   (0.50%)   (0.41%)   (0.32%)   (0.35%)   (0.49%)
  Portfolio turnover rate       68%       62%      130%       71%       82%
  Net assets, end of year
    (in thousands)         $445,024  $467,070  $219,480  $174,899  $202,771
                           --------  --------  --------  --------  --------
                           --------  --------  --------  --------  --------

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

See accompanying notes to financial statements.

-NOTES to Financial Statements
---------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Fund"). Skyline Special Equities Portfolio closed to new investors on January 30, 1997.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

-NOTES to Financial Statements (continued)
------------------------------------------------------------------------

/ / EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds' expenses, such as trustees' fees, are allocated among the three Skyline Funds.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1998 was $7,049,303.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1998, the Fund paid fees of $22,971 to its unaffiliated trustees.

                                       3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                               Year Ended   Year Ended
                                                12/31/98     12/31/97
                                               ------------------------
Shares sold                                     6,883,008    9,851,723
Shares issued for reinvestment of dividends       354,028    2,483,873
                                               -----------  -----------
                                                7,237,036   12,335,596
Less shares redeemed                           (6,307,941)  (2,855,781)
                                               -----------  -----------
Net increase in shares outstanding                929,095    9,479,815
                                               -----------  -----------
                                               -----------  -----------

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1998, were as follows:

Cost of purchases                $ 312,797,833
Proceeds from sales                306,668,148

- REPORT of Independent Auditors
---------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities Portfolio as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP
Chicago, Illinois
January 25, 1999

- FEDERAL Tax Status of 1998 Dividends
---------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.

- REPORT of Results of Shareholder Meeting
---------------------------------------------

On August 28, 1998, Skyline Funds held a Special Meeting of Shareholders at which the Fund's shareholders approved a new investment advisory agreement between the Fund and Skyline Asset Management, L.P. (the "Adviser") without any substantive changes from the agreement with the Adviser that existed prior to the Special Meeting and elected Richard K. Pearson to the Board of Trustees. The members of the Board of Trustees who continued in office after the meeting are William L. Achenbach, William M. Dutton, Paul J. Finnegan and David A. Martin. The holders of the majority of the outstanding shares of the Fund approved the new investment advisory agreement by the votes shown below:

For              15,341,035
Against             181,906
Abstain             146,696
Total            15,669,637

The holders of the majority of the shares of all Funds voting together elected Mr. Pearson to the Board of Trustees by the votes shown below:

For              23,261,507
Withheld            511,956
Total            23,773,463

- REPORT for the Year Ended December 31, 1998
---------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

             FINANCIAL STATEMENTS OF SKYLINE SMALL CAP VALUE PLUS

- PORTFOLIO Holdings as of December 31, 1998
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 3.3%
  AUTO RELATED - 1.7%
Dura Automotive Systems, Inc.(a)
                                     OEM auto parts producer                68,300    $   2,330,737
  TRUCKING - 1.6%
Covenant Transport, Inc.(a)
                                     Specialty truckload carrier           122,300        2,186,113
                                                                                      -------------
  TOTAL AUTOS & TRANSPORTATION                                                            4,516,850

CONSUMER DISCRETIONARY - 28.2%
  APPAREL/TEXTILES - 4.6%
Gildan Activewear Inc.(a)            Apparel manufacturer                  215,700        1,806,488
Kellwood Co.                         Apparel manufacturer                   92,400        2,310,000
Nautica Enterprises, Inc.(a)         Men's sportswear                      135,800        2,037,000
                                                                                      -------------
                                                                                          6,153,488
  COMMERCIAL SERVICES - 5.6%
RemedyTemp, Inc.(a)                  Staffing services                     103,000        1,557,875
Safety-Kleen Corp.(a)                Waste recycling firm                  219,675        3,102,909
United Stationers Inc.(a)            Office products distributor           110,200        2,865,200
                                                                                      -------------
                                                                                          7,525,984
  CONSUMER PRODUCTS/SERVICES - 6.5%
Department 56, Inc.(a)               Decorative collectibles                36,700        1,378,544
Kenneth Cole Productions(a)          Footwear/accessories maker            173,700        3,256,875
Midas, Inc.                          Auto service centers franchiser       131,700        4,099,162
                                                                                      -------------
                                                                                          8,734,581
  PRINTING/PUBLISHING - 2.3%
World Color Press, Inc.(a)           Commercial printer                    100,400        3,055,925
  RETAIL - 9.2%
Claire's Stores, Inc.                Fashion accessories stores            150,100        3,077,050
Elder-Beerman Stores(a)              Department stores                     191,700        2,216,531
Michaels Stores, Inc.(a)             Arts & crafts stores                   94,100        1,702,622
Pier 1 Imports, Inc.                 Housewares stores                     184,000        1,782,500
Zale Corp.(a)                        Jewelry retailer                      112,100        3,615,225
                                                                                      -------------
                                                                                         12,393,928
                                                                                      -------------
  TOTAL CONSUMER DISCRETIONARY                                                           37,863,906

- PORTFOLIO Holdings as of December 31, 1998 (continued)
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
CONSUMER STAPLES - 3.0%
  CONSUMER STAPLES - 3.0%
International Home Foods, Inc.(a)    Mfgr of shelf-staple foods            104,600    $   1,765,125
International Multifoods Corp.       Foodservice distribution               91,300        2,356,681
                                                                                      -------------
                                                                                          4,121,806
ENERGY - 2.1%
  EXPLORATION & PRODUCTION - 2.1%
Newfield Exploration Co.             Oil & gas producer                    136,100        2,841,088
FINANCIAL SERVICES - 27.1%
  BANKS/THRIFTS - 2.5%
Peoples Heritage Financial Group     Maine-based thrift                    165,400        3,308,000
  INSURANCE - 15.5%
American Heritage Life Invest.       Life insurance                         86,400        2,111,400
CMAC Investment Corp.                Mortgage insurance                     93,200        4,281,375
CNA Surety Corp.                     Surety insurance                      191,600        3,017,700
Enhance Financial Services Group     Specialty reinsurance                 145,600        4,368,000
Fremont General Corp.                Workers' comp. insurance              133,800        3,311,550
HCC Insurance Holdings, Inc.         P&C insurance                         155,600        2,742,450
Horace Mann Educators Corp.          P&C insurance                          37,200        1,060,200
                                                                                      -------------
                                                                                         20,892,675
  OTHER FINANCIAL SERVICES - 6.0%
American Capital Strategies, Ltd.    Commercial finance                     76,700        1,323,075
ARM Financial Group, Inc.            Investment products                    95,800        2,125,562
Heller Financial, Inc.               Commercial finance                    100,200        2,943,375
Raymond James Financial, Inc.        Investment services                    83,300        1,759,713
                                                                                      -------------
                                                                                          8,151,725
  REAL ESTATE INVESTMENT TRUSTS - 3.1%
Parkway Properties, Inc.             Office buildings REIT                  72,000        2,250,000
Prentiss Properties Trust            Office/industrial properties REIT      85,900        1,916,644
                                                                                      -------------
                                                                                          4,166,644
                                                                                      -------------
  TOTAL FINANCIAL SERVICES                                                               36,519,044

------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
HEALTH CARE - 11.9%
  HEALTH CARE SERVICES - 2.3%
Trigon Healthcare, Inc.(a)           Health maintenance organization        84,100    $   3,137,981
  MEDICAL EQUIPMENT/PRODUCTS - 9.6%
ADAC Laboratories(a)                 Medical imaging systems               123,000        2,456,156
Arrow International, Inc.            Disposable catheters producer          86,300        2,707,663
DENTSPLY International Inc.          Dental products manufacturer          131,300        3,380,975
Wesley Jessen VisionCare, Inc.(a)    Contact lenses                        157,000        4,356,750
                                                                                      -------------
                                                                                         12,901,544
                                                                                      -------------
  TOTAL HEALTH CARE                                                                      16,039,525
MATERIALS & PROCESSING - 0.8%
  BUILDING/CONSTRUCTION PRODUCTS - 0.8%
Interface, Inc.                      Carpet producer                       121,200        1,124,888
PRODUCER DURABLES - 4.8%
  AEROSPACE RELATED - 1.3%
TriStar Aerospace Co.(a)             Distributes aerospace products        250,700        1,754,900
  ELECTRICAL EQUIPMENT/PRODUCTS - 0.9%
General Cable Corp.                  Wire & cable producer                  60,850        1,247,425
  OTHER PRODUCER DURABLES - 2.6%
Pentair, Inc.                        Diversified manufacturer               87,900        3,499,519
                                                                                      -------------
  TOTAL PRODUCER DURABLES                                                                 6,501,844
TECHNOLOGY - 15.2%
  CONTRACT MANUFACTURING - 2.6%
DII Group, Inc.(a)                   Electronics manufacturing             153,800        3,537,400
  DISTRIBUTION - 3.4%
Anixter International Inc.(a)        Networking products                   224,500        4,560,156
  ELECTRONIC COMPONENTS - 1.7%
Artesyn Technologies, Inc.           Power supplies                        161,200        2,256,800

- PORTFOLIO Holdings as of December 31, 1998 (continued)
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER        MARKET
                                                 DESCRIPTION              OF SHARES       VALUE
                                     -----------------------------------  ---------   -------------
  OTHER TECHNOLOGY - 7.5%
Black Box Corp.(a)                   Networking/communications              76,700    $   2,905,012
CACI International Inc.(a)           Technology services provider          105,300        1,776,937
Hypercom Corp.(a)                    Electronic payment systems            150,400        1,485,200
Learning Co., Inc. (The)(a)          Children's software                    68,100        1,766,344
National Data Corp.                  Health care information                45,300        2,205,544
                                                                                      -------------
                                                                                         10,139,037
                                                                                      -------------
  TOTAL TECHNOLOGY                                                                       20,493,393
                                                                                      -------------
TOTAL COMMON STOCKS - 96.4%
(Cost $117,524,468)                                                                     130,022,344

MONEY MARKET INSTRUMENTS(b)
Yield 5.23% to 5.30%
  due February 1999 to July 1999
  Sara Lee Corp.                                                                            172,717
  Pitney Bowes Credit Corp.                                                               2,414,156
  Wisconsin Corp. Credit Union                                                            2,384,330
                                                                                      -------------
TOTAL MONEY MARKET INSTRUMENTS - 3.7%
(Cost: $4,971,203)                                                                        4,971,203
                                                                                      -------------
TOTAL INVESTMENTS - 100.1%
(Cost $122,495,671)                                                                     134,993,547

OTHER LIABILITIES LESS ASSETS - (0.1%)                                                      (91,967)
                                                                                      -------------
NET ASSETS - 100.0%                                                                   $ 134,901,580
                                                                                      -------------
                                                                                      -------------

a Non-income producing security.

b Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1998.

Based on cost of investments for federal income tax purposes of $122,495,671 on December 31, 1998, net unrealized appreciation was $12,497,876, consisting of gross unrealized appreciation of $18,509,546 and gross unrealized depreciation of $6,011,670.

See accompanying notes to financial statements.

- STATEMENT of Assets & Liabilities as of December 31, 1998
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost:
  $122,495,671)                                       $134,993,547
Receivable for:
  Securities sold                         $  924,604
  Dividends and interest                     122,699
  Shares sold                                347,612     1,394,915
                                          ----------
Organization costs, net of accumulated
  amortization of $19,801                                    2,440
                                                      ------------
Total assets                                           136,390,902

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $1,000,548
  Shares redeemed                            319,728
  Comprehensive management fee               166,606
  Organization costs                           2,440     1,489,322
                                          ----------  ------------
Net assets applicable to shares
  outstanding                                         $134,901,580
                                                      ------------
                                                      ------------
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                           11,454,561
                                                      ------------
                                                      ------------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                          $      11.78
                                                      ------------
                                                      ------------
ANALYSIS OF NET ASSETS
Paid-in capital                                       $123,879,870
Undistributed net realized loss on
  sales of investments                                  (1,476,166)
Unrealized appreciation of investments                  12,497,876
                                                      ------------
Net assets applicable to shares
  outstanding                                         $134,901,580
                                                      ------------
                                                      ------------

See accompanying notes to financial statements.

- STATEMENT of Operations For the Year Ended December 31, 1998
------------------------------------------------------------------------

Investment income
  Dividends                                         $ 1,163,664
  Interest                                              516,675
                                                    -----------
Total investment income                               1,680,339

Expenses:
  Comprehensive management fee                        2,332,288
  Fees to unaffiliated trustees                          14,218
  Amortization of organization costs                      2,712
                                                    -----------
Total expenses                                        2,349,218
                                                    -----------
Net investment loss                                    (668,879)

Net realized and unrealized loss on investments:
  Net realized loss on sales of investments          (1,476,166)
  Net change in unrealized appreciation              (7,833,754)
                                                    -----------
Net realized and unrealized loss on investments      (9,309,920)
                                                    -----------
Net decrease in net assets resulting from
  operations                                        $(9,978,799)
                                                    -----------
                                                    -----------

See accompanying notes to financial statements.

- STATEMENTS of Changes in Net Assets
---------------------------------------------

                                           YEAR ENDED     YEAR ENDED
                                            12/31/98       12/31/97
                                          -------------  ------------
From operations:
  Net investment loss                     $    (668,879) $   (394,072)
  Net realized (loss) gain on sales of
    investments                              (1,476,166)   22,856,580
  Net change in unrealized appreciation      (7,833,754)    7,533,967
                                          -------------  ------------
Net (decrease) increase in net assets
  resulting from operations                  (9,978,799)   29,996,475
Distributions to shareholders from:
  Net realized gains                         (1,234,409)  (25,152,661)
  Return of capital                            (112,960)           --
                                          -------------  ------------
Decrease in net assets resulting from
  distributions to shareholders              (1,347,369)  (25,152,661)
From share transactions:
  Proceeds from shares sold                  94,550,013   124,093,499
  Reinvestments of capital gain
    distributions                             1,318,065    24,674,327
  Payments for shares redeemed             (115,327,102)  (93,257,451)
                                          -------------  ------------
Net (decrease) increase in net assets
  resulting from share transactions         (19,459,024)   55,510,375
                                          -------------  ------------
Total (decrease) increase in net assets     (30,785,192)   60,354,189
Net assets at beginning of year             165,686,772   105,332,583
                                          -------------  ------------
Net assets at end of year                 $ 134,901,580  $165,686,772
                                          -------------  ------------
                                          -------------  ------------

See accompanying notes to financial statements.

- FINANCIAL Highlights
---------------------------------------------

                                  YEAR      YEAR      YEAR      YEAR        YEAR
                                 ENDED     ENDED     ENDED      ENDED       ENDED
                                12/31/98  12/31/97  12/31/96  12/31/95    12/31/94
                                ---------------------------------------------------
Net asset value at
  beginning of year             $  12.75  $  11.94  $  11.29   $  10.14    $  10.79
                                --------  --------  --------  ---------   ---------
Income from investment
  operations
    Net investment (loss)
      income                       (0.06)    (0.03)    (0.02)      0.06        0.02
    Net realized and
      unrealized (loss) gain
      on investments               (0.79)     3.13      2.94       2.06       (0.19)
                                --------  --------  --------  ---------   ---------
      Total from investment
        operations                 (0.85)     3.10      2.92       2.12       (0.17)
                                --------  --------  --------  ---------   ---------
Less distributions from:
  Dividends from net
    investment income                 --        --     (0.01)     (0.06)      (0.02)
  Dividends from net realized
    gains on investments           (0.11)    (2.29)    (2.26)     (0.91)      (0.46)
  Dividends from return of
    capital                        (0.01)       --        --         --          --
                                --------  --------  --------  ---------   ---------
Total distributions                (0.12)    (2.29)    (2.27)     (0.97)      (0.48)
                                --------  --------  --------  ---------   ---------
Net asset value at end of year  $  11.78  $  12.75  $  11.94   $  11.29    $  10.14
                                --------  --------  --------  ---------   ---------
                                --------  --------  --------  ---------   ---------
Total Return                      (6.66%)   26.21%    26.60%     20.95%      (1.52%)
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                     1.51%     1.51%     1.53%      1.52%       1.51%
  Ratio of net investment
    (loss) income to average
    net assets                    (0.43%)   (0.30%)   (0.24%)     0.50%       0.22%
  Portfolio turnover rate           106%      104%      145%       102%         82%
  Net assets, end of year (in
    thousands)                  $134,902  $165,687  $105,333   $ 89,203    $ 99,638
                                --------  --------  --------  ---------   ---------
                                --------  --------  --------  ---------   ---------

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

See accompanying notes to financial statements.

-NOTES to Financial Statements
---------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Value Plus ("Fund").

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time) each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 1998, the Fund had capital loss carryforwards of $1,476,166. This loss may be used to offset future gains arising in tax years through 2006.

-NOTES to Financial Statements (continued)
------------------------------------------------------------------------

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

/ / EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds' expenses, such as trustees' fees, are allocated among the three Skyline Funds.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1998 was $2,332,288.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1998, fees of $15,556 were paid by the Fund to the unaffiliated trustees.

                                       3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                               Year Ended   Year ended
                                                12/31/98     12/31/97
                                               ------------------------
Shares sold                                     7,559,639    9,132,124
Shares issued in reinvestment of dividends        113,150    1,959,834
                                               -----------  -----------
                                                7,672,789   11,091,958
Less shares redeemed                           (9,216,532)  (6,913,355)
                                               -----------  -----------
Net (decrease) increase in shares outstanding  (1,543,743)   4,178,603
                                               -----------  -----------
                                               -----------  -----------

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1998 were as follows:

Cost of purchases                $ 153,606,350
Proceeds from sales                170,675,964

- REPORT of Independent Auditors
---------------------------------------------

To the Shareholders of Skyline Small Cap Value Plus and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Small Cap Value Plus (formerly Skyline Special Equities II) as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Small Cap Value Plus at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Chicago, Illinois
January 25, 1999

- FEDERAL Tax Status of 1998 Dividends
---------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares. Distributions as a return of capital are not taxable, but reduce the cost basis of shares held.

- REPORT of Results of Shareholder Meeting
---------------------------------------------

On August 28, 1998, Skyline Funds held a Special Meeting of Shareholders at which the Fund's shareholders approved a new investment advisory agreement between the Fund and Skyline Asset Management, L.P. (the "Adviser") without any substantive changes from the agreement with the Adviser that existed prior to the Special Meeting and elected Richard K. Pearson to the Board of Trustees. The members of the Board of Trustees who continued in office after the meeting are William L. Achenbach, William M. Dutton, Paul J. Finnegan and David A. Martin. The holders of the majority of the outstanding shares of the Fund approved the new investment advisory agreement by the votes shown below:

For             7,459,189
Against           119,927
Abstain           118,318
Total           7,697,434

The holders of the majority of the shares of all Funds voting together elected Mr. Pearson to the Board of Trustees by the votes shown below:

For              23,261,507
Withheld            511,956
Total            23,773,463

- REPORT for the Year Ended December 31, 1998
---------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

              FINANCIAL STATEMENTS OF SKYLINE SMALL CAP CONTRARIAN

- PORTFOLIO Holdings as of December 31, 1998
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER       MARKET
                                                 DESCRIPTION              OF SHARES     VALUE
                                     -----------------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 7.5%
  OTHER TRANSPORTATION - 7.5%
Kitty Hawk, Inc.(a)                  Air freight services                   13,600   $    149,600
Mesa Air Group, Inc.(a)              Regional airline                       15,100        117,969
Trailer Bridge, Inc.(a)              Marine transportation                  78,800        120,662
                                                                                     ------------
                                                                                          388,231
CONSUMER DISCRETIONARY - 28.3%
  COMMERCIAL SERVICES - 16.3%
Angelica Corp.                       Textile rental services                 8,200        152,725
DIMON Inc.                           Tobacco leaf wholesaler                19,900        148,006
Insurance Auto Auctions(a)           Auto salvage                           11,000        130,625
LESCO, Inc.                          Lawn care products                      8,300        106,863
Right Mgmt Consultants(a)            Outplacement & HR services             10,900        160,775
Unisource Worldwide, Inc.            Paper/shipping supplies                20,500        148,625
                                                                                     ------------
                                                                                          847,619
  CONSUMER PRODUCTS/SERVICES - 6.0%
Drypers Corp.(a)                     Makes disposable diapers               39,900        129,675
LADD Furniture, Inc.(a)              Furniture manufacturer                  8,100        131,119
Singer Company N.V. (The)(a)         Consumer durables                      13,200         51,975
                                                                                     ------------
                                                                                          312,769
  RETAIL - 6.0%
Discount Auto Parts, Inc.(a)         Auto parts stores                       3,200         70,200
InterTAN, Inc.(a)                    Consumer electronics retailer          27,200        158,100
Lechters, Inc.(a)                    Housewares chain                       32,700         80,728
                                                                                     ------------
                                                                                          309,028
                                                                                     ------------
  TOTAL CONSUMER DISCRETIONARY                                                          1,469,416
ENERGY - 4.2%
  EXPLORATION & PRODUCTION - 1.0%
Comstock Resources, Inc.(a)          Oil & gas producer                     17,200         52,675
  OTHER ENERGY - 3.2%
Willbros Group, Inc.(a)              Engineering/construction               30,200        167,988
                                                                                     ------------
  TOTAL ENERGY                                                                            220,663
FINANCIAL SERVICES - 11.8%
  INSURANCE - 7.4%
GAINSCO, INC.                        P&C insurance                          15,400         94,325
Highlands Insurance Group, Inc.(a)   P&C insurance                          11,000        143,687
Navigators Group, Inc. (The)(a)      P&C insurance                           9,300        144,150
                                                                                     ------------
                                                                                          382,162

------------------------------------------------------------------------

                                                   COMPANY                 NUMBER       MARKET
                                                 DESCRIPTION              OF SHARES     VALUE
                                     -----------------------------------  ---------  ------------
  OTHER FINANCIAL SERVICES - 4.4%
American Capital Strategies, Ltd.    Commercial finance                      5,900   $    101,775
Credit Acceptance Corp.(a)           Automobile finance services            17,800        130,163
                                                                                     ------------
                                                                                          231,938
                                                                                     ------------
  TOTAL FINANCIAL SERVICES                                                                614,100
HEALTH CARE - 12.0%
  HEALTH CARE SERVICES - 10.0%
ClinTrials Research Inc.(a)          Contract research firm                 42,000        165,375
Coram Healthcare Corp.(a)            Home infusion services                104,500        195,937
Quest Diagnostics Inc.(a)            Diagnostic testing services             8,800        156,750
                                                                                     ------------
                                                                                          518,062
  MEDICAL EQUIPMENT/PRODUCTS - 2.0%
Allied Healthcare Products, Inc.(a)  Makes respiratory products             65,100        105,788
                                                                                     ------------
  TOTAL HEALTH CARE                                                                       623,850

MATERIALS & PROCESSING - 13.2%
  BUILDING/CONSTRUCTION PRODUCTS - 1.2%
American Residential(a)              HVAC repair services                   19,200         62,400

  INDUSTRIAL PRODUCTS - 2.9%
Global Industrial Tech.(a)           Conglomerate                           14,200        151,762

  METAL FABRICATIONS - 5.3%
Atchison Casting Corp.(a)            Steel & iron castings                  12,700        117,475
Citation Corp.(a)                    Castings manufacturer                  12,200        154,025
                                                                                     ------------
                                                                                          271,500
  SPECIALTY CHEMICALS - 1.4%
Wellman, Inc.                        PET resins/polyester fibers             7,400         75,387

  STEEL/IRON - 2.4%
Birmingham Steel Corp.(a)            Steel mini-mill                        30,000        125,625
                                                                                     ------------
  TOTAL MATERIALS & PROCESSING                                                            686,674

PRODUCER DURABLES - 7.6%
  CAPITAL GOODS - 0.2%
Kennametal Inc.                      Metal-cutting tools                       400          8,500

  ELECTRICAL EQUIPMENT/PRODUCTS - 3.2%
Sensormatic Electronics Corp.(a)     Anti-theft devices                     24,300        168,581

- PORTFOLIO Holdings as of December 31, 1998 (continued)
------------------------------------------------------------------------

                                                   COMPANY                 NUMBER       MARKET
                                                 DESCRIPTION              OF SHARES     VALUE
                                     -----------------------------------  ---------  ------------
  MACHINERY - 4.2%
Brown & Sharpe Manufacturing         Metrology instruments                  11,900   $     95,200
DT Industries, Inc.                  Packaging equipment                     7,700        121,275
                                                                                     ------------
                                                                                          216,475
                                                                                     ------------
  TOTAL PRODUCER DURABLES                                                                 393,556
TECHNOLOGY - 11.0%
  CONTRACT MANUFACTURING - 3.2%
Smartflex Systems, Inc.(a)           Flexible circuit assembler             23,100        167,475

  OTHER TECHNOLOGY - 7.8%
GENICOM Corp.(a)                     Computer support services              34,600         76,769
Imation Corp.(a)                     Data storage products                  10,000        175,000
PSC Inc.(a)                          Bar coding equipment                   16,300        154,850
                                                                                     ------------
                                                                                          406,619
                                                                                     ------------
  TOTAL TECHNOLOGY                                                                        574,094

OTHER - 3.0%
SPACEHAB, Inc.(a)                    Lab & supply modules                   14,800        155,400
                                                                                     ------------
TOTAL COMMON STOCKS - 98.6%
(Cost $6,815,294)                                                                       5,125,984

MONEY MARKET INSTRUMENTS(b)
Yield 5.23% to 5.30%
  due July 1999
  Sara Lee Corp.                                                                           34,247
  Wisconsin Corp. Credit Union                                                            106,970
                                                                                     ------------
TOTAL MONEY MARKET INSTRUMENTS - 2.7%
(Cost: $141,217)                                                                          141,217
                                                                                     ------------
TOTAL INVESTMENTS - 101.3%
(Cost $6,956,511)                                                                       5,267,201

OTHER LIABILITIES LESS ASSETS - (1.3%)                                                    (69,385)
                                                                                     ------------
NET ASSETS - 100.0%                                                                  $  5,197,816
                                                                                     ------------
                                                                                     ------------

(a) Non-income producing security.

(b) Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1998. Based on cost of investments.

Based on cost of investments for federal income tax purposes of $6,956,511 on December 31, 1998, net unrealized depreciation was $1,689,310, consisting of gross unrealized appreciation of $205,532 and gross unrealized depreciation of $1,894,842

 See accompanying notes to financial statements.

- STATEMENT of Assets & Liabilities as of December 31, 1998
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $6,956,511)            $ 5,267,201
Receivable for:
  Securities sold                         $129,436
  Dividends and interest                     3,169
  Shares sold                               12,100
  Due from Adviser                             659      145,364
                                          --------
  Organization costs, net of accumulated
    amortization of $10,432                              36,848
                                                    -----------
Total assets                                          5,449,413

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $196,740
  Shares redeemed                           10,683
  Comprehensive management fee               7,326
  Organization costs                        36,848      251,597
                                          --------  -----------
Net assets applicable to shares
  outstanding                                       $ 5,197,816
                                                    -----------
                                                    -----------
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                           725,870
                                                    -----------
                                                    -----------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                        $      7.16
                                                    -----------
                                                    -----------
ANALYSIS OF NET ASSETS
Paid-in capital                                     $ 7,641,734
Undistributed net realized loss on sales
  of investments                                       (754,608)
Unrealized depreciation of investments               (1,689,310)
                                                    -----------
Net assets applicable to shares
  outstanding                                       $ 5,197,816
                                                    -----------
                                                    -----------

 See accompanying notes to financial statements.

- STATEMENT of Operations Year Ended December 31, 1998
------------------------------------------------------------------------

Investment income
  Dividends                                         $    21,772
  Interest                                               23,953
                                                    -----------
Total investment income                                  45,725

Expenses:
  Comprehensive management fee                           98,075
  Fees to unafilliated trustees                          12,152
  Amortization of organization costs                      9,994
                                                    -----------
Total expenses                                          120,221

Less expense reimbursement by Adviser                    (5,788)
                                                    -----------
Total expenses absorbed by the Fund                     114,433
                                                    -----------
Net investment loss                                     (68,708)

Net realized and unrealized loss on investments:
  Net realized loss on sales of investments            (754,608)
  Net change in unrealized appreciation              (1,700,480)
                                                    -----------
Net realized and unrealized loss on investments      (2,455,088)
                                                    -----------
Net decrease in net assets resulting from
  operations                                        $(2,523,796)
                                                    -----------
                                                    -----------

 See accompanying notes to financial statements.

- STATEMENTS of Changes in Net Assets
---------------------------------------------

                                                   YEAR ENDED                 FOR THE PERIOD
                                                    12/31/98              12/15/97(a) - 12/31/97
                                                  ------------            ----------------------
From operations:
  Net investment loss                               $  (68,708)                 $     (544)
  Net realized loss on sales of
    investments                                       (754,608)                         --
  Net change in unrealized appreciation             (1,700,480)                     11,170
                                                 -------------                ------------

Net (decrease) increase in net assets
  resulting from operations                         (2,523,796)                     10,626

From share transactions:
  Proceeds from shares sold                          6,055,498                   4,743,861
  Payments for shares redeemed                      (3,086,403)                     (1,970)
                                                 -------------                ------------
Net increase in net assets resulting
  from share transactions                            2,969,095                   4,741,891
                                                 -------------                ------------
Total increase in net assets                           445,299                   4,752,517
Net assets at beginning of period                    4,752,517                          --
                                                 -------------                ------------
Net assets at end of period                         $5,197,816                  $4,752,517
                                                 -------------                ------------
                                                 -------------                ------------

(a) Commencement of operations.

 See accompanying notes to financial statements.

- FINANCIAL Highlights
---------------------------------------------

                                                       FOR THE PERIOD
                                          YEAR ENDED   12/15/97(A) TO
                                           12/31/98       12/31/97
                                          ----------------------------
Net asset value at beginning of period    $   10.00    $     10.00
                                          ----------       -------
Income from investment operations
  Net investment loss                         (0.09)          0.00
  Net realized and unrealized loss on
    investments                               (2.75)          0.00
                                          ----------       -------
    Total from investment operations          (2.84)          0.00
                                          ----------       -------
Net asset value at end of period          $    7.16    $     10.00
                                          ----------       -------
                                          ----------       -------

Total Return                                (28.40%)         0.00%(b)

Ratios/Supplemental Data
  Ratio of expenses to average net
    assets:
    Before expense reimbursement              1.84%          1.71%(c)
    After expense reimbursement               1.75%          1.71%(c)
  Ratio of net investment loss to
    average net assets:
    Before expense reimbursement             (1.14%)        (0.29%)(c)
    After expense reimbursement              (1.05%)        (0.29%)(c)
  Portfolio turnover rate                       80%             0%(c)
  Net assets, end of period (in
    thousands)                            $   5,198    $     4,753
                                          ----------       -------
                                          ----------       -------

a Commencement of operations.

b For the period December 15, 1997 to December 31, 1997.

c Ratios have been determined on an annualized basis.

See accompanying notes to financial statements.

-NOTES to Financial Statements
---------------------------------------------

Skyline Funds is an open-end, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus (formerly Special Equities II), and Small Cap Contrarian. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, Small Cap Value Plus on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Contrarian ("Fund").

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 1998, the Fund had capital loss carryforwards of $754,608. This loss may be used to offset future gains arising in tax years through 2006.

-NOTES to Financial Statements (continued)
------------------------------------------------------------------------

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

/ / EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds' expenses, such as trustees' fees, are allocated among the three Skyline Funds.

                                       2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1998 was $98,075. The Adviser has agreed to reimburse the Fund to the extent that the aggregate annual expenses of the Fund, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Fund's ongoing operations, exceed 1.75% of the average daily net assets of the Fund. For the year ended December 31, 1998 the Adviser reimbursed the Fund $5,788.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1998, the Fund paid fees of $12,152 to its unaffiliated trustees.

In connection with the organization of the Fund, organizational costs of $47,280 were advanced to the Fund by the Adviser. This expense is being amortized on a straight line basis through December 15, 2002. The Fund will reimburse the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

------------------------------------------------------------------------

                                       3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statements of changes in net assets were as follows:

                                                   FOR THE PERIOD
                                     YEAR ENDED     12/15/97 TO
                                      12/31/98        12/31/97
                                     -----------------------------
Shares sold                             657,971         475,238
Less shares redeemed                   (407,139)           (200)
                                     -----------  ----------------
Net increase in shares outstanding      250,832         475,038
                                     -----------  ----------------
                                     -----------  ----------------

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1998, were as follows:

Cost of purchases                $ 8,114,979
Proceeds from sales                4,787,726

- REPORT of Independent Auditors
---------------------------------------------

To the Shareholders of Skyline Small Cap Contrarian and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Small Cap Contrarian as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for the year then ended and for the period December 15, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Small Cap Contrarian at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year then ended and for the period December 15, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Chicago, Illinois
January 25, 1999

- REPORT of Results of Shareholder Meeting
---------------------------------------------

On August 28, 1998, Skyline Funds held a Special Meeting of Shareholders at which the Fund's shareholders approved a new investment advisory agreement between the Fund and Skyline Asset Management, L.P. (the "Adviser") without any substantive changes from the agreement with the Adviser that existed prior to the Special Meeting and elected Richard K. Pearson to the Board of Trustees. The members of the Board of Trustees who continued in office after the meeting are William L. Achenbach, William M. Dutton, Paul J. Finnegan and David A. Martin. The holders of the majority of the outstanding shares of the Fund approved the new investment advisory agreement by the votes shown below:

For                 395,421
Against               3,960
Abstain               7,007
Total               406,388

The holders of the majority of the shares of all Funds voting together elected Mr. Pearson to the Board of Trustees by the votes shown below:

For              23,261,507
Withheld            511,956
Total            23,773,463

- REPORT for the Year Ended December 31, 1998
---------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.

                                        PART C

                                  OTHER INFORMATION

ITEM 23.       Exhibits

     Note: As used herein, "Registration Statement" means the Registrant's Registration Statement on Form N-1A, no. 33-11755, "Post-effective Amendment no. 21" refers to post-effective amendment no. 21 to the Registration Statement that was filed on April 29, 1996, "Post-effective Amendment no. 22" refers to post-effective amendment no. 22 to the Registration Statement that was filed on April 25, 1997, "Post-effective Amendment no. 23" refers to post-effective amendment no. 23 to the Registration Statement that was filed on August 29, 1997, and "Post-effective Amendment no. 24" refers to post-effective amendment no. 24 to the Registration Statement that was filed on February 27, 1998 and "Post-effective Amendment no. 25" refers to post-effective no. 25 to the Registration Statement that was filed on April 28, 1998.

          (a)  1.   Agreement and Declaration of Trust of the Registrant
                    (incorporated by reference to exhibit 1 to Post-effective
                    Amendment no. 21)

               2. Amendment No. 1 to Agreement and Declaration of Trust (incorporated by reference to exhibit 1.2 to Post-effective Amendment no. 22)

          (b) By-Laws of the Registrant (incorporated by reference to exhibit 2 to Post-effective Amendment no. 21)

          (c)  1.   Share certificate for series designated Skyline Special
                    Equities Portfolio (incorporated by reference to exhibit 4.1 to Post-effective Amendment no. 24)

               2. Share certificate for series designated Skyline Small Cap Value Plus (incorporated by reference to exhibit 4.2 to Post-effective Amendment no. 24)

               3. Share certificate for series designated Skyline Small Cap Contrarian (incorporated by reference to exhibit 4.3 to Post-effective Amendment no. 24)

          (d)  1.   Investment Advisory Agreement between the Registrant and
                    Skyline Asset Management, L.P., relating to Skyline Special
                    Equities Portfolio

               2. Investment Advisory Agreement between the Registrant and Skyline Asset Management, L.P., relating to Skyline Small Cap Value Plus

               3. Investment Advisory Agreement between the Registrant and Skyline Asset Management, L.P., relating to Skyline Small Cap Contrarian

          (e)  1.   Distribution Agreement between the Registrant and Funds
                    Distributor, Inc. (incorporated by reference to exhibit 6 to Post-effective Amendment no. 21)

               2. Amendment to Distribution Agreement between the Registrant and Funds Distributor, Inc. (incorporated by reference to exhibit 6.2 to Post-effective Amendment no. 24)

          (f)  None

          (g) Amended and Restated Custodian Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company (incorporated by reference to exhibit 8 to Post-effective Amendment no. 25)

          (h)  1.   Amended and Restated Transfer Agent Agreement among the
                    Registrant, Skyline Asset Management, L.P., and Firstar
                    Trust Company (incorporated by reference to exhibit 8 to Post-effective Amendment no. 25)

               2. Amended and Restated Fund Accounting Services Agreement among the Registrant, Skyline Asset Management, L.P., and Firstar Trust Company (incorporated by reference to exhibit 8 to Post-effective Amendment no. 25)

          (i) Opinion and Consent of Counsel relating to Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian

          (j)  Consent of Independent Auditors

          (k)  None

          (l) Investment representation letter of initial purchaser of shares of beneficial interest of the Registrant (incorporated by reference to exhibit 13 to Post-effective Amendment no. 21)

          (m)  None

          (n)  1.   Financial Data Schedule -- Skyline Special Equities
                    Portfolio

               2.   Financial Data Schedule -- Skyline Small Cap Value Plus

               3.   Financial Data Schedule -- Skyline Small Cap Contrarian

          (o)  None

          (p) Skyline Funds Account Application (incorporated by reference to exhibit 19 to Post-effective Amendment no. 25)

ITEM 24.  Persons Controlled by or Under Common Control With Registrant.

          The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with the Registrant within the meaning of this item. The information in the Statement of Additional Information under the caption "Management of Skyline" and in the first paragraph under the caption "Investment Advisory Services" is incorporated by reference.

ITEM 25.  Indemnification.

          Article Tenth of Registrant's Agreement and Declaration of Trust (exhibit (a) to this registration statement, which is incorporated herein by reference) provides that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant, its trustees and officers, Skyline Asset Management, L.P. (the "Adviser") (the investment adviser to Registrant) and certain affiliated persons of the Adviser and affiliated persons of such persons are insured under a policy of insurance maintained by Registrant, the Adviser and those affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26.  Business and Other Connections of Investment Adviser.

          The information in the Statement of Additional Information under the caption "Management of Skyline" is incorporated by reference. Affiliated Managers Group, Inc. ("AMG"), the general partner of Skyline Asset Management, L.P., has during such time period been in the business of making equity investments in investment management firms in which management personnel retain a significant interest in the future of the business. AMG holds, directly or indirectly, partnership or other equity interests in a number of entities, each of which provides investment advice to a number of other organizations and individuals.

ITEM 27.  Principal Underwriters.

          (a) Funds Distributor, Inc. (the "Distributor") currently acts as distributor for:

          American Century California Tax-Free and Municipal Funds American Century Capital Portfolios, Inc.
          American Century Government Income Trust
          American Century International Bond Funds
          American Century Investment Trust
          American Century Municipal Trust
          American Century Mutual Funds, Inc.
          American Century Premium Reserves, Inc.
          American Century Quantitative Equity Funds
          American Century Strategic Asset Allocations, Inc.
          American Century Target Maturities Trust
          American Century Variable Portfolios, Inc.
          American Century World Mutual Funds, Inc.
          BJB Investment Funds
          The Brinson Funds
          Dresdner RCM Capital Funds, Inc.
          Dresdner RCM Equity Funds, Inc.
          Harris Insight Funds Trust
          HT Insight Funds, Inc., d/b/a Harris Insight Funds
          J.P. Morgan Institutional Funds
          J.P. Morgan Funds
          The JPM Series Trust
          The JPM Series Trust II
          LaSalle Partners Funds, Inc.
          Monetta Fund, Inc.
          Monetta Trust
          The Montgomery Funds
          The Montgomery Funds II
          The Munder Framlington Funds Trust
          The Munder Funds Trust
          The Munder Funds, Inc.

          Orbitex Group of Funds
           St. Clair Funds, Inc.
          Waterhouse Investors Family of Funds, Inc.
          WEBS Index Fund, Inc.

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company all of whose outstanding shares are owned by key employees.

(b) The following is a list of the executive officers, directors and partners of the Distributor:

           Director, President and Chief         - Marie E. Connolly
           Executive Officer

           Executive Vice President              - George A. Rio

           Executive Vice President              - Richard W. Ingram

           Executive Vice President              - Donald R. Roberson

           Executive Vice President              - William S. Nichols

           Senior Vice President                 - Michael S. Petrucelli

           Senior Vice President, General        -Margaret W. Chambers
           Counsel, Chief Compliance Officer,
           Secretary and Clerk

           Director, Senior Vice President,      - Joseph F. Tower, III
           Treasurer and Chief Financial
           Officer

           Senior Vice President                 - Allen B. Closser

           Senior Vice President                 - Paula R. David

           Senior Vice President                 - Bernard A. Whalen

           Director                               - William J. Nutt

None of the directors and officers of the Distributor hold positions or offices with the Registrant. The principal business address of all officers and directors of the Distributor is 60 State Street, Suite 1300, Boston, Massachusetts 02109.


          (c)  Not applicable

ITEM 28.  Location of Accounts and Records.

          (1)  Firstar Mutual Fund Services, LLC
               P.O. Box 701
               Milwaukee, Wisconsin 53201
               Rule 31a-1(a); Rule 31a-1(b)(1)

          (2)  Firstar Bank Milwaukee
               P.O. Box 701
               Milwaukee, Wisconsin 53201
               Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

          (3)  Skyline Funds
               311 South Wacker Drive, Suite 4500
               Chicago, Illinois 60606
               Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11);
               Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);
               Rule 31a-2(c); Rule 31a-2(e)

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on February 26, 1999.

                                   SKYLINE FUNDS


                                   By  /s/ William M. Dutton
                                       ---------------------------
                                   William M. Dutton, President

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ William L. Achenbach      Trustee                      )
---------------------------                                )
William L. Achenbach                                       )
                                                           )
                                                           )
                                                           )
/s/ William M. Dutton         Trustee                      )
---------------------------   President                    )
William M. Dutton             (principal executive         )
                              officer)                     )
                                                           )
                                                           )
/s/ Paul J. Finnegan          Trustee                      )  February 26, 1999
---------------------------                                )
Paul J. Finnegan                                           )
                                                           )
                                                           )
                                                           )
/s/ David A. Martin           Trustee                      )
---------------------------                                )
David A. Martin                                            )
                                                           )
                                                           )
                                                           )
/s/ Richard K. Pearson        Trustee                      )
---------------------------                                )
Richard K. Pearson                                         )
                                                           )
                                                           )
                                                           )
/s/ Scott C. Blim             Secretary and Treasurer      )
---------------------------   (principal accounting and    )
Scott C. Blim                 financial officer)

                     INDEX OF EXHIBITS FILED WITH THIS AMENDMENT


           Exhibit                        Exhibit
           Number                         -------
           ------

           (d)   1.           Investment Advisory Agreement between the
                              Registrant and Skyline Asset Management, L.P., relating to Skyline Special Equities Portfolio

                 2. Investment Advisory Agreement between the Registrant and Skyline Asset Management, L.P., relating to Skyline Small Cap Value Plus

                 3. Investment Advisory Agreement between the Registrant and Skyline Asset Management, L.P., relating to Skyline Small Cap Contrarian

           (i) Opinion and Consent of Counsel relating to Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Skyline Small Cap Contrarian

           (j)                Consent of Independent Auditors

           (n)   1.           Financial Data Schedule - Skyline Special Equities
                              Portfolio

                 2.           Financial Data Schedule - Skyline Small Cap Value
                              Plus

                 3.           Financial Data Schedule - Skyline Small Cap
                              Contrarian